UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4364

Exact name of registrant as specified in charter:
Voyageur Intermediate Tax-Free Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1.  Reports to Stockholders

The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND of the Registrant, information on which is included in the following shareholder reports


Annual Report                                     Delaware
                                                  Tax-Free Minnesota Fund

                                                  Delaware
                                                  Tax-Free Minnesota
                                                  Insured Fund

                                                  Delaware
                                                  Tax-Free Minnesota
                                                  Intermediate Fund

                                                  Delaware
                                                  Minnesota High-Yield
                                                  Municipal Bond Fund

                                                  August 31, 2006











                                                  Fixed income mutual funds





[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summaries .......................................................6

> Disclosure of Fund expenses ................................................14

> Sector allocation and credit rating breakdowns..............................16

> Statements of net assets ...................................................18

> Statements of operations ...................................................34

> Statements of changes in net assets ........................................35

> Financial highlights .......................................................37

> Notes to financial statements ..............................................49

> Report of independent registered public accounting firm ....................56

> Other Fund information .....................................................57

> Board of trustees/directors and officers addendum ..........................60

> About the organization .....................................................62












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Minnesota Municipal Bond Funds

August 31, 2006


Joseph R. Baxter

Robert Collins

Co-managers of the funds

The managers of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund provided the answers to the questions below as a review of the funds' activities for the fiscal year ended August 31, 2006.

Q: What was the investment environment for the Delaware Investments municipal bond mutual funds during the fiscal year ended August 31, 2006?

A: Higher gasoline prices, rising short-term interest rates, and ongoing uneasiness about changes in the housing market generally caused concerns in the capital markets and weighed on many investors' outlook for the U.S. economy during our fiscal year. However, the U.S. economy continued its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August and September 2005 hurricanes. Property and casualty insurers held steady and provided a solid source of capital for the tax-exempt debt arena as the year progressed. To summarize, we generally viewed the national-level municipal bond market to be sound over the fiscal year, despite challenges.

During most of the fiscal year, the U.S. Federal Reserve (Fed) continued to raise interest rates. After gradually moving the target for the Fed funds rate from 3.50% to 5.25%, the Fed finally paused a long string of increases at its August 2006 meeting. A key tool in the Fed's monetary policy, the Fed funds rate reflects the percentage of interest that banks charge to lend money to each other overnight. Through the rate increases, the Fed aimed to moderate the pace of economic activity and head off inflation.

Earlier in 2006, the interest rate environment was such that the Treasury yield curve began to flatten, which means that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening" was generally present throughout the second half of the fiscal year. In this type of environment, bonds with intermediate maturities - those in the three- to seven-year range - tend to underperform.

Low interest rates provided many issuers with refinancing opportunities early in the fiscal year, but new bond issuance dropped off significantly beginning in 2006 because more and more municipal issuers had already taken the opportunity to refinance bonds. For instance, through August 2006, the pace of new issuance of municipal securities year-to-date had retreated 15% versus the same period one year earlier (source: Thomson Financial).

Comparing tax-exempt and taxable holdings, municipal bond yields began the fiscal year at nearly the same level as Treasuries. By period end, however, that gap had widened, which reflected the greater decline in the value of Treasury bonds versus their municipal peers (source: Thomson Financial).

Q: What other market-related events influenced performance of the funds?

A: Credit quality among bond issuers remained strong or improved during the fiscal year, generally contributing to demand for lower-rated securities.

In the fiscal period's later stages, we saw more bonds coming to market that we believed to be of increased risk. Also of note, non-traditional buyers (those more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds) continued to make their presence felt. These changes influenced trading patterns in the market and presented a new challenge to both mutual fund managers and individual investors.

Q: What conditions prevailed in the Minnesota debt market?

A: According to an August 1, 2006 report released by The Bond Buyer, bond issuance by state and local governments has decreased overall. The Bond Buyer further reported that Minnesota state issuance decreased by 43% over the period from January 2006 through June 2006 (compared to the same period the previous year).

                                                               (continues)     1

Portfolio management review


Minnesota's economy continues to expand due to its manufacturing sector concentration. The state has steady demographic trends including high personal income levels, high employment diversity and performance, and low unemployment. As of August 2006, the state's unemployment rate remained low at 3.7% compared to the national unemployment rate of 4.7% (source: U.S. Department of Labor).

Through March of fiscal 2006, tax revenues were up 8.3% (source: Nelson A. Rockefeller State Revenue Report #64). The state's general fund ended fiscal 2005 at $92.9 million. The budget reserve has rebounded to $1 billion, on a budgetary basis. The 2006-2007 budget projects a total spending increase of 8.4%. Most of the spending increases are going toward K-12 education, health and human services, and public safety. The state is paying for these increases with approximately $1 billion in new ongoing revenues, including a $0.75 per pack increase in the cigarette tax (source: Moody's).

Q: How did the market environment affect your approach to municipal bond investing at large?

A: In the interest rate environment that prevailed, our approach to municipal bond markets at times dictated that we retain current holdings, and ultimately our strategy resulted in limited transactions. During much of the year, we preferred to seek our objective by holding legacy bonds - securities purchased in prior fiscal periods - and relying on the attractive bond yields that already existed within our portfolio of investments.

Generally speaking, it became increasingly difficult in the prevailing interest rate environment to identify bonds in the market that were more attractive than the holdings in our portfolio. Frequently during the year, we opted to focus our resources on monitoring the credit of legacy bonds.

Overall, we adhered to our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders.

Delaware Tax-Free Minnesota Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Fund returned 2.78% at net asset value and -1.86% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group - as measured by the Lipper Minnesota Municipal Debt Funds Average - returned 2.35% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Minnesota Fund, please see the table on page 6.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Delaware Tax-Free Minnesota Fund's legacy bonds would not be called, and we decided to hold them for their relatively attractive yields.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries performed well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Within the portfolio, our exposure to bonds accorded AAA ratings was reduced during the fiscal year, and we increased the allocation of bonds rated BBB. The Fund gained some measure of improved performance relative to the benchmark due to multi-family housing securities. However, we experienced weakness with our exposure to Puerto Rico bonds because of budget problems in the commonwealth. These difficulties now appear to have been resolved, but we have reduced our exposure to Puerto Rico bonds in the Fund over the course of the period.

At fiscal year end, healthcare bonds, largely hospitals, comprised 27.77% of the Fund's portfolio upon the closure of the fiscal year period. A notable allocation for the Fund, although not a particularly large one, was bonds that finance continuing care retirement centers. During the year, we often found these securities to offer appealing risk-and-return characteristics.

Delaware Tax-Free Minnesota Insured Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Insured Fund returned 2.23% at net asset value and -2.34% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Minnesota Municipal Debt Funds Average, returned 2.35% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Minnesota Insured Fund, please see the table on page 8.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy did have the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

The Fund keeps at least 80% of its assets in insured securities. Because lower-quality investments outperformed during the year, we often were near the full 20% allowed in non-insured bonds. A good portion of these holdings had A ratings - an investment-grade category that outperformed AAA insured bonds.

At fiscal year end, of the Fund's net assets, local general obligation bonds comprised 23.3%, healthcare bonds (with a focus on hospitals) 16.8%, and escrowed-to-maturity bonds 15.5%.

Delaware Tax-Free Minnesota Intermediate Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Intermediate Fund returned 2.62% at net asset value and -0.19% at maximum offer price (both figures represent Class A shares with


                                                               (continues)     3

Portfolio management review


distributions reinvested) for the fiscal year ended August 31, 2006.

As of August 31, 2006, Tax-Free Minnesota Intermediate Fund's benchmark index was changed from the Lehman Brothers 5-Year Municipal Bond Index to the Lehman Brothers Municipal 3-15 Year Index. Management believes the new benchmark index more accurately reflects the portion of the municipal market in which the Fund invests. There were no material changes to the Fund's investment objective or strategy.

For the fiscal year ended August 31, 2006, the Lehman Brothers Municipal 5-Year Index gained 2.27%, while the Lehman Brothers 3-15 Year Municipal Bond Index gained 2.64%. The Fund's peer group - as measured by the Lipper Other States Intermediate Municipal Debt Funds Average - returned 3.01% (source: Lipper).

For the complete, annualized performance of Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 10.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy did have the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential. The Fund's duration profile at fiscal year end was near the lower end of our intended range, a consideration that we were monitoring. Should the market move toward favoring longer-term securities, we might be inclined to extend Fund duration intentionally.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Within the portfolio, our exposure to bonds accorded AAA ratings was reduced during the fiscal year, and we increased the allocation of bonds rated both A and BBB. Our allocation to non-rated bonds also rose slightly. The Fund gained some measure of performance relative to the benchmark due to multi-family housing securities. However, we experienced weakness with our exposure to Puerto Rico bonds because of budget problems in the commonwealth. These difficulties now appear to have been resolved, but we have reduced our exposure to Puerto Rico bonds over the course of the period in the Fund. At fiscal year end, local general obligation bonds comprised 32.9% of the Fund's net assets, healthcare 22.48% with a focus on hospital bonds, and bonds related to higher education 10.4%.

Delaware Minnesota High-Yield Municipal Bond Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Minnesota High-Yield Municipal Bond Fund returned 3.54% at net asset value and -1.12% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group - as measured by the Lipper Minnesota Municipal Debt Funds Average

- returned 2.35% (source: Lipper). For the complete, annualized performance of Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 12.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

The trend toward outperformance by lower-quality securities generally helped high yield funds, and in keeping with the market environment, Delaware Minnesota High-Yield Municipal Bond Fund was the best performer among the four Minnesota open-end mutual funds managed by Delaware Management Company.

The Fund gained some measure of improved performance relative to the benchmark due to multi-family housing securities, which made up a significant portion of assets. However, we experienced weakness with our exposure to Puerto Rico bonds because of budget problems in the commonwealth. These difficulties now appear to have been resolved, but we have reduced our exposure to Puerto Rico bonds over the course of the period in the Fund.

Housing bonds, including large holdings of multi-family housing bonds, were the second-largest position in the Fund at fiscal year end. Healthcare bond positions, primarily hospital bonds and bonds issued to finance continuing care retirement centers, were larger in size and comprised 41% of the Fund's net assets.

Performance summary


Delaware Tax-Free Minnesota Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 2/27/84)
Excluding sales charge             +2.78%      +5.18%      +5.58%       +7.45%
Including sales charge             -1.86%      +4.22%      +5.10%       +7.23%
________________________________________________________________________________

Class B (Est. 3/11/95)
Excluding sales charge             +2.01%      +4.39%      +4.96%       +5.21%
Including sales charge             -1.93%      +4.14%      +4.96%       +5.21%
________________________________________________________________________________

Class C (Est. 5/4/94)
Excluding sales charge             +2.08%      +4.41%      +4.82%       +4.92%
Including sales charge             +1.10%      +4.41%      +4.82%       +4.92%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$408 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

147

________________________________________________________________________________

Fund start date
________________________________________________________________________________

February 27, 1984

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DEFFX                        928918101
Class B                            DMOBX                        928928696
Class C                            DMOCX                        928918408


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     7

Performance summary


Delaware Tax-Free Minnesota Insured Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 5/1/87)
Excluding sales charge             +2.23%      +4.55%      +5.25%       +6.30%
Including sales charge             -2.34%      +3.60%      +4.76%       +6.04%
________________________________________________________________________________

Class B (Est. 3/7/95)
Excluding sales charge             +1.47%      +3.78%      +4.62%       +4.93%
Including sales charge             -2.45%      +3.52%      +4.62%       +4.93%
________________________________________________________________________________

Class C (Est. 5/4/94)
Excluding sales charge             +1.46%      +3.77%      +4.47%       +4.62%
Including sales charge             +0.48%      +3.77%      +4.47%       +4.62%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Insured Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$236 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

77

________________________________________________________________________________

Fund start date
________________________________________________________________________________

May 1, 1987

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            MNINX                        928916105
Class B                            DVMBX                        928928563
Class C                            DVMCX                        928916600


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     9

Performance summary


Delaware Tax-Free Minnesota Intermediate Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Intermediate Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 10/27/85)
Excluding sales charge             +2.62%      +4.83%      +4.65%       +5.43%
Including sales charge             -0.19%      +4.25%      +4.35%       +5.29%
________________________________________________________________________________

Class B (Est. 8/15/95)
Excluding sales charge             +1.75%      +3.95%      +4.22%       +4.26%
Including sales charge             -0.23%      +3.95%      +4.22%       +4.26%
________________________________________________________________________________

Class C (Est. 5/4/94)
Excluding sales charge             +1.75%      +3.96%      +3.79%       +3.91%
Including sales charge             +0.76%      +3.96%      +3.79%       +3.91%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%. The distributor has contracted to limit this amount to 0.15% through December 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$55 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

47

________________________________________________________________________________

Fund start date
________________________________________________________________________________

October 27, 1985

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DXCCX                     928930106
Class B                            DVSBX                     928928399
Class C                            DVSCX                     928930205


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 3 to 15 years. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 5 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                              (continues)     11

Performance summary


Delaware Minnesota High-Yield Municipal Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.


Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 6/4/96)
Excluding sales charge             +3.54%      +6.51%      +6.18%       +6.16%
Including sales charge             -1.12%      +5.53%      +5.69%       +5.68%
________________________________________________________________________________

Class B (Est. 6/12/96)
Excluding sales charge             +2.77%      +5.73%      +5.54%       +5.78%
Including sales charge             -1.20%      +5.49%      +5.54%       +5.78%
________________________________________________________________________________

Class C (Est. 6/7/96)
Excluding sales charge             +2.76%      +5.73%      +5.40%       +5.39%
Including sales charge             +1.77%      +5.73%      +5.40%       +5.39%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium-and lower-grade municipal obligations.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$118 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

102

________________________________________________________________________________

Fund start date
________________________________________________________________________________

June 4, 1996

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DVMHX                     928928316
Class B                            DVMYX                     928928290
Class C                            DVMMX                     928928282


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period March 1, 2006 to August 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 to August 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free Minnesota Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,018.40        0.93%          $4.73
Class B                 1,000.00         1,014.60        1.68%           8.53
Class C                 1,000.00         1,015.30        1.68%           8.53
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.52        0.93%          $4.74
Class B                 1,000.00         1,016.74        1.68%           8.54
Class C                 1,000.00         1,016.74        1.68%           8.54
________________________________________________________________________________

Delaware Tax-Free Minnesota Insured Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,014.90        0.89%          $4.52
Class B                 1,000.00         1,011.10        1.64%           8.31
Class C                 1,000.00         1,010.20        1.64%           8.31
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.72        0.89%          $4.53
Class B                 1,000.00         1,016.94        1.64%           8.34
Class C                 1,000.00         1,016.94        1.64%           8.34
________________________________________________________________________________

Delaware Tax-Free Minnesota Intermediate Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,018.70        0.75%          $3.82
Class B                 1,000.00         1,014.40        1.60%           8.12
Class C                 1,000.00         1,014.40        1.60%           8.12
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,021.42        0.75%          $3.82
Class B                 1,000.00         1,017.14        1.60%           8.13
Class C                 1,000.00         1,017.14        1.60%           8.13
________________________________________________________________________________

Delaware Minnesota High-Yield Municipal Bond Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,023.70        0.89%          $4.54
Class B                 1,000.00         1,019.80        1.64%           8.35
Class C                 1,000.00         1,019.80        1.64%           8.35
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.72        0.89%          $4.53
Class B                 1,000.00         1,016.94        1.64%           8.34
Class C                 1,000.00         1,016.94        1.64%           8.34
________________________________________________________________________________

Sector allocations and credit rating breakdowns


As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Minnesota Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       97.12%

Corporate-Backed Revenue Bonds                                         6.10%

Education Revenue Bonds                                                4.49%

Electric Revenue Bonds                                                11.23%

Escrowed to Maturity Bonds                                             0.89%

Health Care Revenue Bonds                                             27.77%

Housing Revenue Bonds                                                  7.51%

Lease Revenue Bonds                                                    2.51%

Local General Obligation Bonds                                        14.87%

Pre-Refunded Bonds                                                     9.21%

Special Tax Bonds                                                      1.26%

State General Obligation Bonds                                         6.20%

Transportation Revenue Bonds                                           3.76%

Water & Sewer Revenue Bonds                                            1.32%
________________________________________________________________________________

Short-Term Investments                                                 2.06%

Money Market Instruments                                               0.10%

Variable Rate Demand Notes                                             1.96%
________________________________________________________________________________

Total Market Value of Securities                                      99.18%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.82%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   37.36%
AA                                                                    16.55%
A                                                                     17.94%
BBB                                                                   15.13%
BB                                                                     2.11%
Not Rated                                                             10.91%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free Minnesota Insured Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       95.85%

Corporate-Backed Revenue Bonds                                         0.78%

Education Revenue Bonds                                                5.94%

Electric Revenue Bonds                                                 6.20%

Escrowed to Maturity Bonds                                            15.45%

Health Care Revenue Bonds                                             16.82%

Housing Revenue Bonds                                                  4.15%

Lease Revenue Bonds                                                    5.29%

Local General Obligation Bonds                                        23.30%

Pre-Refunded Bonds                                                     9.92%

Special Tax Bonds                                                      0.80%

State General Obligation Bonds                                         2.45%

Transportation Revenue Bonds                                           4.75%
________________________________________________________________________________

Short-Term Investments                                                 3.11%

Money Market Instruments                                               0.37%

Variable Rate Demand Notes                                             2.74%
________________________________________________________________________________

Total Market Value of Securities                                      98.96%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        1.04%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   79.11%

AA                                                                     4.85%

A                                                                     12.69%

BBB                                                                    3.35%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Minnesota Intermediate Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       98.97%

Corporate-Backed Revenue Bonds                                         7.53%

Education Revenue Bonds                                                6.34%

Electric Revenue Bonds                                                 1.92%

Escrowed to Maturity Bonds                                             2.08%

Health Care Revenue Bonds                                             22.48%

Housing Revenue Bonds                                                  6.96%

Lease Revenue Bonds                                                    4.06%

Local General Obligation Bonds                                        32.94%

Pre-Refunded Bonds                                                     6.41%

State General Obligation Bonds                                         6.80%

Transportation Revenue Bonds                                           1.45%
________________________________________________________________________________

Short-Term Investments                                                 0.13%

Money Market Instruments                                               0.13%
________________________________________________________________________________

Total Market Value of Securities                                      99.10%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.90%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   41.84%

AA                                                                    11.42%

A                                                                     18.36%

BBB                                                                   17.11%

Not Rated                                                             11.27%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Minnesota High-Yield Municipal Bond Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       95.23%

Corporate-Backed Revenue Bonds                                         4.50%

Education Revenue Bonds                                                4.38%

Electric Revenue Bonds                                                 7.19%

Health Care Revenue Bonds                                             40.75%

Housing Revenue Bonds                                                 15.84%

Lease Revenue Bonds                                                    2.23%

Local General Obligation Bonds                                         9.05%

Pre-Refunded Bonds                                                     6.39%

Special Tax Bonds                                                      0.89%

State General Obligation Bonds                                         2.24%

Transportation Revenue Bonds                                           1.77%
________________________________________________________________________________

Short-Term Investments                                                 3.99%

Money Market Instruments                                               0.67%

Variable Rate Demand Notes                                             3.32%
________________________________________________________________________________

Total Market Value of Securities                                      99.22%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.78%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   16.74%

AA                                                                    10.97%

A                                                                     21.78%

BBB                                                                   18.09%

BB                                                                     1.50%

Not Rated                                                             30.92%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Statements of net assets


Delaware Tax-Free Minnesota Fund

August 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 97.12%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 6.10%
     Cloquet Pollution Control Revenue
          (Potlatch Corp. Project)
          5.90% 10/1/26                           $6,500,000         $ 6,612,255
     Laurentian Energy Authority I
          Cogeneration Revenue Series A
          5.00% 12/1/21                            8,000,000           8,082,080
     Sartell Environmental Improvement
          Revenue (International Paper)
          Series A 5.20% 6/1/27                    5,465,000           5,615,014
     Seaway Port Authority of Duluth
          Industrial Development
          Dock & Wharf Revenues
          (Cargill, Inc. Project) Series E
          6.125% 11/1/14                           4,500,000           4,598,010
                                                                     ___________

                                                                      24,907,359
                                                                     ___________
Education Revenue Bonds - 4.49%
     Minnesota State Colleges &
          Universities Revenue Fund
          Series A 5.00% 10/1/29 (MBIA)            1,665,000           1,758,873
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Augsburg College)
          Series 6-C 5.00% 5/1/20                  1,250,000           1,293,763
          Series 6-J1 5.00% 5/1/36                 2,225,000           2,257,685
          (College of St. Benedict)
          Series 4-G 6.20% 3/1/16                  1,000,000           1,001,380
          (St. Catherine College)
          Series 5-N1
          5.25% 10/1/22                            1,500,000           1,559,640
          5.375% 10/1/32                           1,000,000           1,047,430
   & University of Minnesota, Inverse
          Floater ROLs Series II-R-29
          7.453% 7/1/21                            5,250,000           6,815,497
          7.96% 7/1/18                             1,920,000           2,570,112
                                                                     ___________

                                                                      18,304,380
                                                                     ___________
Electric Revenue Bonds - 11.23%
     Chaska Electric Revenue
          (Generating Facilities) Series A
          5.00% 10/1/30                            3,000,000           3,096,030
     Minnesota State Municipal Power
          Agency
          5.00% 10/1/35                            3,000,000           3,087,030
          Series A 5.00% 10/1/34                   4,250,000           4,363,518
          Series A 5.125% 10/1/29                  3,000,000           3,114,450
     Northern Minnesota Municipal
          Power Agency Electric System
          Revenue
        ^ Series A 5.849% 1/1/09 (AMBAC)           3,815,000           3,505,413
          Series B 4.75% 1/1/20 (AMBAC)            2,500,000           2,565,300
     Rochester Electric Utilities Revenue
          5.25% 12/1/30                            4,915,000           5,091,350
     Shakopee Public Utilities
          Commission Revenue
          5.125% 2/1/26 (MBIA)                     1,000,000           1,026,100
     Southern Minnesota Municipal
          Power Agency Supply System
          Revenue Series A
          5.00% 1/1/12 (AMBAC)                     4,205,000           4,476,601
          5.00% 1/1/13 (MBIA)                      5,820,000           6,248,526
          5.25% 1/1/15 (AMBAC)                     3,000,000           3,309,180
   & Southern Minnesota Municipal
          Power Agency Supply System
          Revenue, Inverse Floater ROLs
          Series II-R-189
          7.251% 1/1/15 (AMBAC)                    2,950,000           3,558,084
          Series II-R-189-3
          6.966% 1/1/14 (AMBAC)                    2,000,000           2,382,720
                                                                     ___________

                                                                      45,824,302
                                                                     ___________
Escrowed to Maturity Bonds - 0.89%
     Southern Minnesota Municipal
          Power Agency Supply System
          Revenue Series B
          5.50% 1/1/15 (AMBAC)                       990,000           1,048,024
     University of Minnesota Series A
          5.50% 7/1/21                             2,000,000           2,298,160
     Western Minnesota Municipal
          Power Agency Supply Revenue
          Series A 9.75% 1/1/16 (MBIA)               185,000             266,172
                                                                     ___________

                                                                       3,612,356
                                                                     ___________
Health Care Revenue Bonds - 27.77%
     Aitkin Health Care Facilities
          Revenue (Riverwood Health
          Care Center) 5.60% 2/1/32                1,500,000           1,534,395
     Apple Valley Economic
          Development Authority Health
          Care Revenue
          (Augustana Home St.
          Paul Project) Series A
          6.00% 1/1/40                             2,700,000           2,742,336
          (Evercare Senior Living Project)
          Series A 6.125% 6/1/35                   4,000,000           4,027,440
     Bemidji Hospital Facilities First
          Meeting Revenue (North
          Country Health Services)
          5.00% 9/1/24 (RADIAN)                      740,000             763,391
     Bloomington Housing &
          Redevelopment Authority
          Housing Revenue (Senior
          Summerhouse Bloomington
          Project, Presbyterian Homes
          Housing & Assisted Living)
          6.125% 5/1/35                            3,420,000           3,490,110
     Breckenridge Catholic Health
          Initiatives 5.00% 5/1/30                 2,000,000           2,085,860

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Buffalo Health Care Revenue
          (Central Minnesota Senior
          Housing Project) Series A
          5.50% 9/1/33                           $ 1,270,000        $  1,262,926
     Duluth Economic Development
          Authority Health Care Facilities
          Revenue Benedictine Health
          System (St. Mary's Hospital)
          5.25% 2/15/33                           10,000,000          10,377,300
          5.50% 2/15/23                            1,000,000           1,070,240
     Maple Grove Health Care Facilities
          Revenue (North Memorial
          Health Care)
          5.00% 9/1/29                             1,000,000           1,032,560
          5.00% 9/1/35                             5,850,000           6,005,669
     Marshall Medical Center Gross
          Revenue (Weiner Memorial
          Medical Center Project)
          6.00% 11/1/28                            1,000,000           1,044,190
     Minneapolis Health Care Facility
          Revenue (Jones-Harrison
          Residence Project)
          5.60% 10/1/30                            1,550,000           1,562,943
     Minneapolis Health Care System
          Revenue
          (Allina Health Systems) Series A
          5.75% 11/15/32                           9,500,000          10,198,725
          (Fairview Health Services)
          Series D
          5.00% 11/15/30 (AMBAC)                   2,500,000           2,624,925
          5.00% 11/15/34 (AMBAC)                   2,500,000           2,617,775
     Minnesota Agricultural &
          Economic Development Board
          Revenue
          (Benedictine Health Systems)
          5.75% 2/1/29                             1,895,000           1,924,733
          (Fairview Health Care System)
          Series A 6.375% 11/15/29                    15,000              16,235
     Northfield Hospital Revenue
          5.375% 11/1/26                           3,785,000           4,011,343
     Prior Lake Senior Housing Revenue
          (Shepherds Path Senior
          Housing) Series B
          5.70% 8/1/36                             2,000,000           2,016,760
          5.75% 8/1/41                             1,000,000           1,008,820
     Rochester Health Care Facilities
          Revenue
          (Mayo Clinic) 5.00% 11/15/36             7,000,000           7,303,100
          (Mayo Foundation) Series B
          5.50% 11/15/27                             700,000             725,522
   & Rochester Health Care Facilities
          Revenue (Mayo Foundation),
          Inverse Floater ROLs
          Series II-R-28
          Series A 7.453% 11/15/27                 2,100,000           2,253,153
   & Rochester Health Care Facilities
          Revenue (Mayo Foundation),
          Inverse Floater ROLs
          Series II-R-28 (continued)
          Series B 7.453% 11/15/27                 8,375,000           8,985,789
     Rochester Multifamily Housing
          Revenue (Wedum Shorewood
          Campus Project) 6.60% 6/1/36             3,890,000           4,015,997
     Shakopee Health Care Facilities
          Revenue (St. Francis Regional
          Medical Center)
          5.10% 9/1/25                             2,000,000           2,074,840
          5.25% 9/1/34                             7,000,000           7,281,750
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.25% 7/1/30          9,420,000           9,871,972
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (Health East Project)
          6.00% 11/15/35                           4,340,000           4,769,573
          Series A 5.70% 11/1/15                   1,300,000           1,341,678
     Washington County Housing &
          Redevelopment Authority
          Hospital Facilities Revenue
          (Health East Project)
          5.50% 11/15/27                           1,000,000           1,023,100
     Woodbury Economic Development
          Authority Housing Revenue
          (Senior Summerhouse
          Woodbury Project) Series B
          5.75% 6/1/41                             2,250,000           2,294,550
                                                                    ____________

                                                                     113,359,700
                                                                    ____________
Housing Revenue Bonds - 7.51%
     Brooklyn Center Multifamily
          Housing Revenue (Shingle
          Creek) 5.40% 5/20/43 (GNMA)
          (AMT)                                    1,000,000           1,026,180
     Hopkins Multifamily Housing
          Revenue (Hopkins Renaissance
          Project-Section 8)
          6.375% 4/1/20                            1,000,000           1,033,180
   @ Hutchinson Multifamily
          Housing Revenue (Evergreen
          Apartments Project-Section 8)
          5.75% 11/1/28                              890,000             848,490
     Minneapolis Multifamily Housing
          Revenue
          (Grant Street Apartments
          Project) Series A
          7.25% 11/1/29                              750,000             776,745
          (Seward Towers Project)
          5.00% 5/20/36 (GNMA)                     4,000,000           4,157,280
          (Sumner Field) Series A
          5.50% 11/20/26 (GNMA) (AMT)                990,000           1,034,649



                                                              (continues)     19

Statements of net assets


Delaware Tax-Free Minnesota Fund


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

     Minneapolis Multifamily Housing
          Revenue (continued)
          (Trinity Apartments-Section 8)
          Series A 6.75% 5/1/21                   $1,780,000         $ 1,864,924
     Minnesota State Housing Finance
          Agency Residential Housing
          Series I 5.15% 7/1/38 (AMT)              5,550,000           5,688,918
     Minnesota State Housing Finance
          Agency Single Family Mortgage
          Series A 5.30% 7/1/19                      585,000             609,084
          Series B 5.35% 1/1/33 (AMT)              2,965,000           3,042,742
          Series J 5.90% 7/1/28 (AMT)                495,000             509,909
   @ Park Rapids Multifamily Revenue
          (The Court Apartments Project-
          Section 8) 6.30% 2/1/20                  2,835,000           2,630,228
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (Sterling Heights
          Apartments Project)
          7.55% 4/1/39 (AMT)                       1,000,000           1,057,410
     St. Louis Park Residential
          Mortgage Revenue Series A
          7.25% 4/20/23 (GNMA)                        78,000              78,179
     Stillwater Multifamily Housing
          Revenue (Stillwater Cottages
          Project)
          7.25% 11/1/27 (AMT)                      1,540,000           1,573,587
          Series A 7.00% 11/1/27                   1,000,000           1,021,570
     Wadena Housing &
          Redevelopment Authority
          Multifamily Housing Revenue
          (Humphrey Manor East Project)
          6.00% 2/1/19                             1,860,000           1,860,316
     Washington County Housing &
          Redevelopment Authority
          Governmental Revenue (Briar
          Pond) Series C 7.25% 8/20/34               955,000             922,329
     Willmar Housing & Redevelopment
          Authority Multifamily
          Housing Revenue (Highland
          Apartments-Section 8)
          5.85% 6/1/19                             935,000               935,000
                                                                    ____________

                                                                      30,670,720
                                                                    ____________
Lease Revenue Bonds - 2.51%
     Puerto Rico Public Buildings
          Authority Revenue
          (Government Facilities) Series D
          5.25% 7/1/36                             1,070,000           1,105,995
     St. Paul Port Authority Lease
          Revenue
          (Cedar Street Office Building
          Project)
          5.00% 12/1/22                            2,500,000           2,639,725
          5.125% 12/1/27                           1,000,000           1,053,270
     St. Paul Port Authority Lease
          Revenue
          (Robert Street Office Building
          Project)
          4.75% 12/1/23                            2,000,000           2,054,800
          5.00% 12/1/27                            2,500,000           2,618,150
          Series 9 5.25% 12/1/27                     725,000             769,899
                                                                    ____________

                                                                      10,241,839
                                                                    ____________
Local General Obligation Bonds - 14.87%
     Bloomington Independent
          School District #271 Series B
          5.00% 2/1/17                             5,300,000           5,516,505
     Cambridge Independent School
          District #911 Series A
          4.75% 2/1/30 (MBIA)                      1,035,000           1,060,585
     Dakota County Capital
          Improvement Series A
          4.75% 2/1/26                             1,000,000           1,021,730
     Farmington Independent
          School District #192 Capital
          Appreciation Series B
          5.00% 2/1/27 (FSA)                       6,705,000           7,074,445
        ^ 5.34% 2/1/21 (FSA)                       1,500,000             730,455
        ^ 5.422% 2/1/20 (FSA)                      1,650,000             849,272
     Hennepin County Regional
          Railroad Authority
          5.00% 12/1/31                            4,030,000           4,169,881
   ^ Lakeville Independent School
          District #194 Capital
          Appreciation Series B
          5.45% 2/1/19 (FSA)                       8,000,000           4,281,440
     Lakeville Independent School
          District #194 Series A
          4.75% 2/1/22 (FSA)                       5,500,000           5,698,164
   ^ Mahtomedi Independent
          School District #832 Capital
          Appreciation Series B
          5.898% 2/1/14 (MBIA)                     1,540,000           1,151,366
     Metropolitan Council Waste
          Water Treatment Series B
          5.00% 12/1/21                            1,200,000           1,280,508
     Minneapolis Library
          5.00% 12/1/25                            1,500,000           1,577,640
     Minneapolis Tax Increment
          Revenue (St. Anthony Falls
          Project) 5.75% 2/1/27                    1,000,000           1,027,560
     New Brighton Tax Increment
          Series A
          5.00% 2/1/27 (MBIA)                      1,000,000           1,065,600
          5.00% 2/1/28 (MBIA)                      1,000,000           1,064,730
     Prior Lake Independent School
          District #719 Series B
          5.00% 2/1/19 (FSA)                       3,145,000           3,373,358
     Ramsey County State Aid Series C
          5.00% 2/1/28                             1,060,000           1,110,573

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Local General Obligation Bonds (continued)
   & Rockford Independent School
          District #883, Inverse
          Floater ROLs Series II-R-30-A
          7.706% 2/1/23 (FSA)                    $ 3,510,000        $  3,936,290
   ^ Rosemont Independent School
          District #196 Capital
          Appreciation Series B
          5.931% 4/1/11 (FSA)                      2,600,000           2,191,930
          5.96% 4/1/12 (FSA)                       1,850,000           1,498,500
          6.008% 4/1/13 (FSA)                      1,915,000           1,486,959
   ^ Sartell Independent School District
          #748 Capital Appreciation
          Series B
          5.976% 2/1/13 (MBIA)                       540,000             419,186
          6.099% 2/1/15 (MBIA)                     1,075,000             766,647
          6.15% 2/1/16 (MBIA)                      1,750,000           1,191,173
     St. Paul Housing & Redevelopment
          Authority Tax Increment (Upper
          Landing Project) Series A
          6.80% 3/1/29                             1,000,000           1,073,320
     St. Peter's Hospital Series A
          5.00% 9/1/24 (MBIA)                      1,905,000           1,975,980
     Todd Morrison Cass & Wadena
          Counties United Hospital
          District (Health Care
          Facilities-Lakewood)
          5.00% 12/1/21                            2,000,000           2,061,880
          5.00% 12/1/34                            1,000,000           1,015,870
          5.125% 12/1/24                           1,000,000           1,035,980
                                                                    ____________

                                                                      60,707,527
                                                                    ____________
$ Pre-Refunded Bonds - 9.21%
     Chaska Electric Revenue Series A
          6.00% 10/1/25-10                         1,000,000           1,090,550
     Little Canada Multifamily
          Housing Revenue Alternative
          Development (Montreal Courts
          Apartments Project) Series A
          6.10% 12/1/17-07                         1,230,000           1,255,449
          6.25% 12/1/27-07                         2,900,000           2,985,666
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                       11,525,000          12,765,204
     Minneapolis Tax Increment
          Revenue Series E
          5.00% 3/1/13-09                          6,265,000           6,481,268
     Minnesota Agricultural &
          Economic Development
          Board Revenue (Fairview
          Health Care System) Series A
          6.375% 11/15/29-10                         485,000             540,630
     Minnesota Higher Education
          Facilities Series 4-1
          6.00% 10/1/12-06                           980,000             981,901
          6.00% 10/1/16-06                         1,400,000           1,402,716
     Minnesota Public Facilities
          Authority Water Pollution
          Control Revenue
          Series A 5.00% 3/1/20-10                 3,000,000           3,138,480
          Series B 4.75% 3/1/19-09                 2,000,000           2,056,200
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Hameline University) Series 4-1
          6.00% 10/1/12-06                           270,000             270,532
          6.00% 10/1/16-06                           390,000             390,768
     Puerto Rico Public Buildings
          Authority Guaranteed
          Government Facilities Revenue
          Series D 5.25% 7/1/36-12                 2,930,000           3,168,561
     Southern Minnesota Municipal
          Power Agency Supply
          System Revenue Series A
          5.75% 1/1/18-13 (MBIA)                   1,000,000           1,055,450
                                                                    ____________

                                                                      37,583,375
                                                                    ____________
Special Tax Bonds - 1.26%
   ^ Minneapolis Community
          Development Agency
          Tax Increment Revenue
          6.674% 9/1/09 (MBIA)                     5,750,000           5,157,175
                                                                    ____________

                                                                       5,157,175
                                                                    ____________
State General Obligation Bonds - 6.20%
     Minnesota State
          5.00% 11/1/20 (FSA)                      8,175,000           8,564,784
          5.00% 8/1/21                             2,400,000           2,538,216
     Minnesota State Refunding
          Various Purposes 5.00% 6/1/13            5,175,000           5,296,509
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.00% 7/1/34                             4,500,000           4,597,695
          5.50% 7/1/19 (MBIA)                      1,500,000           1,723,230
     Puerto Rico Commonwealth
          Series B 5.00% 7/1/35                    1,500,000           1,537,980
     Puerto Rico Government
          Development Bank Senior
          Notes Series B 5.00% 12/1/14             1,000,000           1,064,340
                                                                    ____________

                                                                      25,322,754
                                                                    ____________
Transportation Revenue Bonds - 3.76%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series A
          5.00% 1/1/22 (AMBAC)                     3,440,000           3,513,066
          5.25% 1/1/16 (MBIA)                      1,460,000           1,570,011
          5.25% 1/1/32 (FGIC)                      5,000,000           5,235,999
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series C
          5.25% 1/1/32 (FGIC)                      2,250,000           2,354,378
          5.50% 1/1/17 (FGIC)                      2,500,000           2,669,725
                                                                    ____________

                                                                      15,343,179
                                                                    ____________


                                                              (continues)     21

Statements of net assets


Delaware Tax-Free Minnesota Fund

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Water & Sewer Revenue Bonds - 1.32%
   & Minnesota Public Facilities
          Authority Water Pollution
          Control Revenue, Inverse
          Floater ROLs Series II-R-31
          6.946% 3/1/18                           $5,000,000       $  5,399,650
                                                                   ____________

                                                                      5,399,650
                                                                   ____________
Total Municipal Bonds

     (cost $378,506,073)                                            396,434,316
                                                                   ____________


                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 2.06%
_______________________________________________________________________________

Money Market Instruments - 0.10%
     Federated Minnesota Municipal
          Cash Trust                                 418,165            418,165
                                                                   ____________

                                                                        418,165
                                                                   ____________

                                                  Principal
                                                   Amount

~ Variable Rate Demand Notes - 1.96%
     Midwest Consortium of Municipal
          Utilities Revenue Series A
          (LOC-U.S. Bank) 3.40% 1/1/25            $1,000,000          1,000,000
     Minneapolis Guthrie Parking Ramp
          3.27% 12/1/33 (SPA)                      1,000,000          1,000,000
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Carleton College) Series 6-D
          3.30% 4/1/35 (SPA)                       6,000,000          6,000,000
                                                                   ____________

                                                                      8,000,000
                                                                   ____________
Total Short-Term Investments

     (cost $8,418,165)                                                8,418,165
                                                                   ____________

Total Market Value of Securities - 99.18%

     (cost $386,924,238)                                            404,852,481

Receivables and Other Assets
     Net of Liabilities - 0.82%                                       3,346,254
                                                                   ____________

Net Assets Applicable to 32,667,613
     Shares Outstanding - 100.00%                                  $408,198,735
                                                                   ____________

Net Asset Value - Delaware Tax-Free Minnesota Fund
     Class A ($381,719,633 / 30,552,280 Shares)                          $12.49
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Fund
     Class B ($11,353,799 / 908,021 Shares)                              $12.50
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Fund
     Class C ($15,125,303 / 1,207,312 Shares)                            $12.53
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $389,782,636
Distributions in excess of net investment income                        (22,418)
Accumulated net realized gain on investments                            510,274
Net unrealized appreciation of investments                           17,928,243
                                                                   ____________

Total net assets                                                   $408,198,735
                                                                   ____________


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equaled $3,478,718, which represented 0.85% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."


Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Minnesota Fund

Net asset value Class A (A)                                              $12.49
Sales charge (4.50% of offering price) (B)                                 0.59
                                                                         ______

Offering price                                                           $13.08
                                                                         ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Minnesota Insured Fund

August 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 95.85%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 0.78%
     Sartell Environmental Improvement
          Revenue (International Paper)
          Series A 5.20% 6/1/27                   $1,800,000        $  1,849,410
                                                                    ____________

                                                                       1,849,410
                                                                    ____________
Education Revenue Bonds - 5.94%
     Minnesota State Colleges &
          Universities Revenue Fund
          Series A
          5.00% 10/1/22 (FSA)                      5,135,000           5,420,198
          5.00% 10/1/29 (MBIA)                     4,000,000           4,225,520
     Minnesota State Higher Education
          Facilities Authority Revenue
          (St. Catherine College)
          Series 5-N1 5.00% 10/1/18                2,200,000           2,272,666
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (State University
          Foundation Project)
          5.00% 5/1/23                             2,000,000           2,084,440
                                                                    ____________

                                                                      14,002,824
                                                                    ____________
Electric Revenue Bonds - 6.20%
     Minnesota State Municipal
          Power Agency Series A
          5.00% 10/1/34                            2,000,000           2,053,420
   & Northern Municipal Power
          Agency Electric System
          Revenue, Inverse Floater ROLs
          Series II-R-32 6.946% 1/1/13
          (FSA)                                    4,585,000           5,078,437
     Puerto Rico Electric Power
          Authority Power Revenue
          Series GG 4.75% 7/1/21 (FSA)             1,000,000           1,024,320
          Series OO 5.00% 7/1/13 (CIFG)            1,315,000           1,419,385
     Shakopee Public Utilities
          Commission Revenue
          5.125% 2/1/26 (MBIA)                     1,850,000           1,898,285
     Southern Minnesota Municipal
          Power Agency Supply
          System Revenue Series A
          5.25% 1/1/15 (AMBAC)                     1,500,000           1,654,590
     Western Minnesota Municipal
          Power Agency Series B
          5.00% 1/1/15 (MBIA)                      1,365,000           1,481,503
                                                                    ____________

                                                                      14,609,940
                                                                    ____________

Escrowed to Maturity Bonds - 15.45%
     Dakota/Washington Counties
          Housing & Redevelopment
          Authority Anoka Single Family
          Residential Mortgage Revenue
          8.45% 9/1/19 (GNMA) (AMT)                9,000,000          12,815,280
     Bloomington Mortgage Single
          Family Residential Mortgage
          Revenue 8.15% 9/1/16
          (MBIA) (GNMA) (AMT)                        405,000             540,076
          8.375% 9/1/21 (GNMA)
          (FHA) (VA) (AMT)                        14,115,000          20,532,384
     Western Minnesota Municipal
          Power Agency Supply Revenue
          Series A
          6.60% 1/1/10                             1,650,000           1,738,473
          9.75% 1/1/16 (MBIA)                        530,000             762,548
                                                                    ____________

                                                                      36,388,761
                                                                    ____________

Health Care Revenue Bonds - 16.82%
     Duluth Economic Development
          Authority Health Care
          Facilities Benedictine Health
          System (St. Mary's Hospital)
          5.25% 2/15/28                            8,500,000           8,897,034
     Minneapolis Health Care System
          Revenue
          (Allina Health Systems) Series A
          5.75% 11/15/32                           7,800,000           8,373,690
          (Fairview Health Services)
          Series D 5.00% 11/15/34 (AMBAC)          8,250,000           8,638,658
     Minneapolis/St. Paul Housing
          & Redevelopment Authority
          Health Care System Revenue
          (Allina Health System)
          5.00% 11/15/13 (AMBAC)                   6,490,000           6,496,166
          (Healthpartners Obligation
          Group Project)
          5.625% 12/1/22                             650,000             695,799
          5.875% 12/1/29                           1,000,000           1,081,610
     Minnesota Agricultural &
          Economic Development
          Board Revenue (Fairview
          Health Care System) Series A
          5.75% 11/15/26 (MBIA)                      180,000             187,549
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.50% 7/1/25          2,000,000           2,145,000
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (St. Paul/Ramsey Medical
          Center Project) 5.50% 5/15/13
          (AMBAC)                                  1,000,000           1,001,360
     Willmar (Rice Memorial Hospital
          Project)
          5.00% 2/1/22 (FSA)                       1,000,000           1,052,890
          5.00% 2/1/25 (FSA)                       1,000,000           1,049,430
                                                                    ____________

                                                                      39,619,186
                                                                    ____________


                                                              (continues)     23

Statements of net assets


Delaware Tax-Free Minnesota Insured Fund


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Housing Revenue Bonds - 4.15%
     Dakota County Housing &
          Redevelopment Authority
          Single Family Mortgage
          Revenue Series B
          5.85% 10/1/30 (GNMA)
          (FNMA) (AMT)                            $  288,000         $   294,684
     Eagan Multifamily Revenue
          (Woodridge Apartments)
          Series A 5.90% 8/1/20 (GNMA)             1,000,000           1,025,670
     Minneapolis Multifamily Housing
          Revenue
          (Bottineau Commons Project)
          5.45% 4/20/43 (GNMA) (AMT)               1,500,000           1,566,135
          (Seward Towers Project)
          5.00% 5/20/36 (GNMA)                     4,000,000           4,157,280
     Minnesota State Housing
          Finance Agency Rental
          Housing Revenue Series C-2
          5.95% 2/1/15 (AMBAC)                     1,642,000           1,652,279
     White Bear Lake Multifamily
          Revenue (Lake Square) Series A
          5.875% 2/1/15 (FHA)                      1,055,000           1,081,407
                                                                    ____________

                                                                       9,777,455
                                                                    ____________

Lease Revenue Bonds - 5.29%
     Hopkins Housing & Redevelopment
          Authority Public Works and Fire
          Station Series A 5.00% 2/1/23
          (MBIA)                                   1,210,000           1,269,810
     Minneapolis Special School District
          #001 Series A
          5.00% 2/1/18 (FSA)                       1,545,000           1,629,141
          5.00% 2/1/19 (FSA)                       1,535,000           1,618,596
          5.00% 2/1/20 (FSA)                       1,690,000           1,782,037
     St. Paul Port Authority Lease
          Revenue (Cedar Street Office
          Building Project)
          5.125% 12/1/27                           2,000,000           2,106,540
          5.25% 12/1/27                            3,840,000           4,062,605
                                                                    ____________

                                                                      12,468,729
                                                                    ____________

Local General Obligation Bonds - 23.30%
     Big Lake Independent School
          District #727 Series A
          5.00% 2/1/17 (FSA)                       1,040,000           1,082,484
          5.00% 2/1/20 (FSA)                       1,000,000           1,040,850
     Centennial Independent School
          District #012 Series A
          5.00% 2/1/18 (FSA)                       1,270,000           1,339,164
     Dakota County Community
          Development Agency
          Governmental Housing
          Development 5.00% 1/1/21                 1,275,000           1,327,237
     Farmington Independent
          School District #192 Series B
          5.00% 2/1/27 (FSA)                       4,000,000           4,220,400
     Lakeville Independent School
          District #194 Series A
          4.75% 2/1/22 (FSA)                       2,350,000           2,434,671
     Morris Independent School District
          #769 5.00% 2/1/24 (MBIA)                 4,875,000           5,191,485
     Mounds View Independent School
          District #621
          5.00% 2/1/20 (MBIA)                      2,970,000           3,125,806
          5.375% 2/1/24 (FGIC)                     6,170,000           6,572,346
     New Brighton Tax Increment
          Series A 5.00% 2/1/26 (MBIA)             1,185,000           1,266,860
     Osseo Independent School District
          #279 Series A 5.00% 2/1/21
          (FSA)                                    3,570,000           3,764,422
     Robbinsdale Independent School
          District #281 5.00% 2/1/21
          (FSA)                                    1,310,000           1,381,343
   & Rockford Independent School
          District #883, Inverse
          Floater ROLs Series II-R-30-B
          7.656% 2/1/21 (FSA)                      1,605,000           1,797,359
   ^ Rosemount Independent School
          District #196 Series B
          5.80% 4/1/09 (FSA)                       1,860,000           1,693,214
          5.85% 4/1/10 (FSA)                       2,240,000           1,962,845
   ^ Sauk Rapids Independent School
          District #047 Series B
          5.982% 2/1/15 (FSA)                      2,700,000           1,788,723
          6.083% 2/1/17 (FSA)                      2,245,000           1,316,288
   & South Washington County
          Independent School District
          #833, Inverse Floater ROLs
          Series II-R-34-A
          7.656% 2/1/20 (MBIA)                     3,440,000           3,852,284
          7.656% 2/1/21 (MBIA)                     3,645,000           4,081,853
     St. Michael Independent School
          District #885
          5.00% 2/1/20 (FSA)                       1,970,000           2,073,346
          5.00% 2/1/27 (FSA)                       3,435,000           3,572,675
                                                                    ____________

                                                                      54,885,655
                                                                    ____________
$ Pre-Refunded Bonds - 9.92%
     Minneapolis Community
          Development Agency
          (Supported Development
          Revenue) Series G-3
          5.45% 12/1/31-11                         2,000,000           2,169,280
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                        5,400,000           5,981,094
     Minnesota Agricultural &
          Economic Development
          Board Revenue (Fairview
          Health Care System) Series A
          5.75% 11/15/26-07 (MBIA)                10,070,000          10,525,264

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

$ Pre-Refunded Bonds (continued)
     Southern Minnesota Municipal
          Power Agency Supply Revenue
          Series A
          5.75% 1/1/18-13                         $3,790,000       $  4,000,156
          5.75% 1/1/18-13 (AMBAC)                    670,000            707,152
                                                                   ____________

                                                                     23,382,946
                                                                   ____________

Special Tax Bonds - 0.80%
     Virgin Islands Public Finance
          Authority Revenue (Matching
          Fund Loan) Series A
          5.25% 10/1/22                            1,785,000          1,882,854
                                                                   ____________

                                                                      1,882,854
                                                                   ____________
State General Obligation Bonds - 2.45%
     Minnesota State 5.00% 11/1/20
          (FSA)                                    5,500,000          5,762,240
                                                                   ____________

                                                                      5,762,240
                                                                   ____________
Transportation Revenue Bonds - 4.75%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series A
               5.00% 1/1/22 (MBIA)                 2,000,000          2,092,020
               5.125% 1/1/25 (FGIC)                  100,000            103,457
          Series C
               5.125% 1/1/20 (FGIC)                2,000,000          2,099,560
               5.25% 1/1/32 (FGIC)                 6,595,000          6,900,942
                                                                   ____________

                                                                     11,195,979
                                                                   ____________
Total Municipal Bonds

     (cost $210,790,438)                                            225,825,979
                                                                   ____________

                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 3.11%
_______________________________________________________________________________

Money Market Instruments - 0.37%
     Federated Minnesota Municipal
          Cash Trust                                 857,402            857,402
                                                                   ____________

                                                                        857,402
                                                                   ____________

                                                  Principal
                                                   Amount


~ Variable Rate Demand Notes - 2.74%
     Midwest Consortium of Municipal
          Utilities Revenue Series A
          (LOC - U.S. Bank) 3.40% 1/1/25          $1,000,000          1,000,000
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          3.40% 11/15/32 (AMBAC)
          (SPA)                                    1,400,000          1,400,000
     Minneapolis Revenue (Guthrie
          Theater Project) Series A
          (LOC - Wells Fargo Bank)
          3.27% 10/1/23                            1,000,000          1,000,000

     Minnesota State Higher Education
          Facilities Authority Revenue
          (Carleton College) Series 6-D
          3.30% 4/1/35 (SPA)                       3,060,000          3,060,000
                                                                   ____________

                                                                      6,460,000
                                                                   ____________

Total Short-Term Investments

     (cost $7,317,402)                                                7,317,402
                                                                   ____________

Total Market Value of Securities - 98.96%

     (cost $218,107,840)                                            233,143,381

Receivables and Other Assets
     Net of Liabilities - 1.04%                                       2,451,670
                                                                   ____________

Net Assets Applicable to 21,640,206
     Shares Outstanding - 100.00%                                  $235,595,051
                                                                   ____________

Net Asset Value - Delaware Tax-Free Minnesota Insured Fund
     Class A ($212,859,134 / 19,552,653 Shares)                          $10.89
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Insured Fund
     Class B ($10,182,240 / 936,209 Shares)                              $10.88
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Insured Fund
     Class C ($12,553,677 / 1,151,344 Shares)                            $10.90
                                                                         ______


Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $220,321,556
Accumulated net realized gain on investments                            237,954
Net unrealized appreciation of investments                           15,035,541
                                                                   ____________

Total net assets                                                   $235,595,051
                                                                   ____________


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement
VA - Insured by the Veterans Administration


                                                              (continues)     25

Statements of net assets

Delaware Tax-Free Minnesota Insured Fund


________________________________________________________________________________

________________________________________________________________________________

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.


Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Minnesota Insured Fund

Net asset value Class A (A)                                               $10.89
Sales charge (4.50% of offering price) (B)                                  0.51
                                                                          ______

Offering price                                                            $11.40
                                                                          ______



(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund

August 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 98.97%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 7.53%
     Laurentian Energy Authority I
          Cogeneration Revenue Series A
          5.00% 12/1/21                           $  750,000        $    757,695
     Minneapolis Art Center Facilities
          Revenue (Walker Art Center
          Project) 5.125% 7/1/21                   2,250,000           2,346,750
     Minneapolis Community
          Development Agency
          Supported Revenue
          Common Bond Fund Series 4
          6.20% 6/1/17 (AMT)                       1,055,000           1,069,337
                                                                    ____________

                                                                       4,173,782
                                                                    ____________

Education Revenue Bonds - 6.34%
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Augsburg College) Series 6-J1
               5.00% 5/1/28                          750,000             767,430
          (University of St. Thomas)
               Series 5-Y 5.25% 10/1/19            1,590,000           1,708,789
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (State University
          Foundation Project)
          5.00% 5/1/23                             1,000,000           1,042,220
                                                                    ____________

                                                                       3,518,439
                                                                    ____________

Electric Revenue Bonds - 1.92%
     Chaska Electric Revenue
          (Generating Facilities) Series A
          5.25% 10/1/25                            1,000,000           1,063,430
                                                                    ____________

                                                                       1,063,430
                                                                    ____________

Escrowed to Maturity Bonds - 2.08%
     University of Minnesota Series A
          5.75% 7/1/16                             1,000,000           1,152,930
                                                                    ____________

                                                                       1,152,930
                                                                    ____________

Health Care Revenue Bonds - 22.48%
     Apple Valley Economic
          Development Authority Health
          Care Revenue (Evercare
          Senior Living Projects) Series A
          6.00% 12/1/25                              500,000             503,440
     Bemidji Hospital Facilities First
          Meeting Revenue (North
          Country Health Services)
          5.00% 9/1/24 (RADIAN)                      500,000             515,805
     Glencoe Health Care Facilities
          Revenue (Glencoe Regional
          Health Services Project)
          5.00% 4/1/20                             1,250,000           1,294,500
     Maple Grove Health Care Facilities
          Revenue (North Memorial
          Health Care) 5.00% 9/1/29                1,000,000           1,032,560
     Minneapolis Health Care
          System Revenue (Allina
          Health Systems) Series A
          5.75% 11/15/32                           1,500,000           1,610,325
     Minneapolis/St. Paul Housing
          & Redevelopment Authority
          Health Care System (Health
          Partners Obligation Group
          Project) 6.00% 12/1/17                   1,125,000           1,240,526
     Moorhead Economic Development
          Authority Multifamily Revenue
          (Eventide Lutheran Home
          Project) Series B 6.00% 6/1/18           1,000,000           1,000,650
     Northfield Hospital Revenue
          5.25% 11/1/21                            1,000,000           1,054,320
     Oakdale Elderly Housing Revenue
          (PHM/Oakdale, Inc. Project)
          5.75% 3/1/18                             1,400,000           1,407,140
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.50% 7/1/25          1,500,000           1,608,750
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (Health East Project) Series B
          5.85% 11/1/17                            1,160,000           1,197,828
                                                                    ____________

                                                                      12,465,844
                                                                    ____________

Housing Revenue Bonds - 6.96%
     Minneapolis Multifamily
          Housing Revenue (Trinity
          Apartments-Section 8) Series A
          6.75% 5/1/21                             1,855,000           1,943,502
     Minnesota State Housing Finance
          Agency Residential Housing
          Series I 5.10% 7/1/20 (AMT)                845,000             867,435
     Minnesota State Housing Finance
          Agency Single Family Mortgage
          Series J 5.90% 7/1/28 (AMT)                445,000             458,403
   @ Park Rapids Multifamily Revenue
          (The Court Apartments Project-
          Section 8) 6.05% 8/1/12                    615,000             590,056
                                                                    ____________

                                                                       3,859,396
                                                                    ____________

Lease Revenue Bonds - 4.06%
     Edina Housing & Redevelopment
          Authority Public Project
          Revenue (Appropriate Lease
          Obligation) 5.125% 2/1/19                1,000,000           1,051,040
     Hibbing Economic Development
          Authority Revenue
          (Hibbing Lease Obligation)
          6.10% 2/1/08                               285,000             286,416
     Virginia Housing & Redevelopment
          Authority Health Care
          Facility (Lease Revenue)
          5.25% 10/1/25                              880,000             913,766
                                                                    ____________

                                                                       2,251,222
                                                                    ____________

Local General Obligation Bonds - 32.94%
     Big Lake Independent School
          District #727 Series C
          5.00% 2/1/16 (FSA)                       1,180,000           1,240,369
          5.00% 2/1/17 (FSA)                       1,000,000           1,047,220


                                                              (continues)     27

Statements of net assets


Delaware Tax-Free Minnesota Intermediate Fund

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Local General Obligation Bonds (continued)
     Centennial Independent School
          District #012 Series A
          5.00% 2/1/18 (FSA)                      $1,000,000        $ 1,054,460
          5.00% 2/1/20 (FSA)                         750,000            790,845
     Dakota County Capital
          Improvement Series A
          4.75% 2/1/17                             1,000,000          1,036,820
     Dakota County Community
          Development Agency
          Governmental Housing
          Refunding (Senior
          Housing Facilities) Series A
          5.00% 1/1/22                             1,150,000          1,216,965
     Hennepin County Series B
          4.75% 12/1/14                            1,000,000          1,039,210
     Hopkins Independent School
          District #270 5.125% 2/1/17
          (FGIC)                                   2,000,000          2,127,060
     Minneapolis Tax Increment
          Revenue (Ivy Tower Project)
          5.50% 2/1/22                               415,000            418,876
     Moorhead Independent School
          District #152 5.00% 4/1/10
          (FGIC)                                   2,585,000          2,710,449
     Osseo Independent School District
          #279 Series A 5.00% 2/1/21
          (FSA)                                    1,500,000          1,581,690
     Ramsey County (Capital
          Improvement Plan) Series B
          5.25% 2/1/11                             1,445,000          1,545,471
     South Washington County
          Independent School District
          #833 Series B 5.00% 2/1/16
          (FSA)                                    1,560,000          1,651,525
     St. Paul Independent School
          District #625 Series B
          5.00% 2/1/20 (FSA)                         750,000            803,955
                                                                    ___________

                                                                     18,264,915
                                                                    ___________

$ Pre-Refunded Bonds - 6.41%
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                        1,750,000          1,938,318
     Minnesota State Higher
          Education Facilities Authority
          Revenue (College of Art &
          Design Project) Series 5-D
          6.625% 5/1/20-10                         1,000,000          1,072,060
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Transportation
          Revenue Series D
          5.25% 7/1/38-12                            500,000            541,805
                                                                    ___________

                                                                      3,552,183
                                                                    ___________

State General Obligation Bonds - 6.80%
     Minnesota State 5.00% 8/1/21                  2,550,000          2,696,855
   ~ Puerto Rico Public Finance
          Corporation Commonwealth
          Appropriation Series A
          (LOC - Puerto Rico
          Government Bank)
          5.75% 8/1/27                             1,000,000          1,075,110
                                                                    ___________

                                                                      3,771,965
                                                                    ___________

Transportation Revenue Bonds - 1.45%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Series 14
          5.50% 1/1/11 (AMT)                         750,000            805,575
                                                                    ___________

                                                                        805,575
                                                                    ___________

Total Municipal Bonds

     (cost $52,880,454)                                              54,879,681
                                                                    ___________

                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 0.13%
_______________________________________________________________________________

Money Market Instruments - 0.13%
     Federated Minnesota Municipal
          Cash Trust                                  71,637             71,637
                                                                    ___________

Total Short-Term Investments

     (cost $71,637)                                                      71,637
                                                                    ___________

Total Market Value of Securities - 99.10%

     (cost $52,952,091)                                              54,951,318

Receivables and Other Assets
     Net of Liabilities - 0.90%                                         500,393
                                                                    ___________


Net Assets Applicable to 5,104,233
     Shares Outstanding - 100.00%                                   $55,451,711
                                                                    ___________

Net Asset Value - Delaware Tax-Free Minnesota
     Intermediate Fund
     Class A ($48,296,958 / 4,446,800 Shares)                            $10.86
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota
     Intermediate Fund
     Class B ($1,993,169 / 183,052 Shares)                               $10.89
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota
     Intermediate Fund
     Class C ($5,161,584 / 474,381 Shares)                               $10.88
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $54,908,696
Accumulated net realized loss on investments                         (1,456,212)
Net unrealized appreciation of investments                            1,999,227
                                                                    ___________

Total net assets                                                    $55,451,711
                                                                    ___________

________________________________________________________________________________

________________________________________________________________________________

Summary of Abbreviations:

AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
RADIAN - Insured by Radian Asset Assurance

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equaled $590,056, which represented 1.06% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.


Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Minnesota Intermediate Fund

Net asset value Class A (A)                                               $10.86
Sales charge (2.75% of offering price) (B)                                  0.31
                                                                          ______

Offering price                                                            $11.17
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


                                                              (continues)     29

Statements of net assets


Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 95.23%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 4.50%
     Cloquet Pollution Control Revenue
          (Potlatch Corp. Project)
          5.90% 10/1/26                           $1,700,000         $ 1,729,359
     Laurentian Energy Authority I
          Cogeneration Revenue Series A
          5.00% 12/1/21                            1,750,000           1,767,955
     Sartell Environmental Improvement
          Revenue (International Paper)
          Series A 5.20% 6/1/27                    1,750,000           1,798,038
                                                                     ___________

                                                                       5,295,352
                                                                     ___________

Education Revenue Bonds - 4.38%
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Augsburg College)
          Series 6-C 5.00% 5/1/23                    700,000             721,294
          Series 6-J1 5.00% 5/1/36                 1,000,000           1,014,690
          (St. Catherine College)
          Series 5-N1 5.375% 10/1/32               2,000,000           2,094,860
          (University St. Thomas)
          Series 6-I 5.00% 4/1/23                  1,250,000           1,319,600
                                                                     ___________

                                                                       5,150,444
                                                                     ___________

Electric Revenue Bonds - 7.19%
     Chaska Electric Revenue
          (Generating Facilities) Series A
          5.25% 10/1/25                            1,000,000           1,063,430
     Minnesota State Municipal Power
          Agency
          5.00% 10/1/35                            1,000,000           1,029,010
          Series A 5.00% 10/1/34                   2,750,000           2,823,453
     Puerto Rico Electric Power
          Authority Power Revenue
          Series II 5.25% 7/1/31                   1,000,000           1,046,930
     Southern Minnesota Municipal
          Power Agency Supply
          System Revenue Series A
          5.25% 1/1/16 (AMBAC)                     1,000,000           1,109,260
     Western Minnesota Municipal
          Power Agency Series A
          5.00% 1/1/30 (MBIA)                      1,335,000           1,386,624
                                                                     ___________

                                                                       8,458,707
                                                                     ___________

Health Care Revenue Bonds - 40.75%
     Aitkin Health Care Facilities
          Revenue (Riverwood Health
          Care Center) 5.50% 2/1/24                  700,000             714,399
     Apple Valley Economic
          Development Authority Health
          Care Revenue
          (Augustana Home St.
          Paul Project) Series A
          5.80% 1/1/30                             1,000,000           1,006,350
          (Evercare Senior Living Project)
          Series A 6.125% 6/1/35                   1,000,000           1,006,860
     Bemidji Health Care Facilities
          First Meeting Revenue (North
          Country Health Services)
          5.00% 9/1/20                             1,150,000           1,208,662
          5.00% 9/1/31 (RADIAN)                    2,500,000           2,580,349
     Buffalo Health Care Revenue
          (Central Minnesota Senior
          Housing Project) Series A
          5.375% 9/1/26                            1,000,000             996,360
     Buhl Nursing Home Revenue
          (Forest Health Services Project)
          Series A 6.75% 8/1/33                    1,000,000             976,310
     Detroit Lakes Housing & Health
          Facilities Revenue Refunding
          (Mankato Lutheran Homes)
          Series D 5.50% 8/1/21                      500,000             506,395
     Duluth Economic Development
          Authority Health Care Facilities
          Revenue (Benedictine Health
          System - St. Mary's Hospital)
          5.25% 2/15/33                            2,250,000           2,334,892
     Glencoe Health Care Facilities
          Revenue (Glencoe Regional
          Health Services Project)
          5.00% 4/1/31                             1,965,000           2,001,294
     Mahtomedi Senior Housing
          Revenue (St. Andrews Village
          Project) 5.75% 12/1/40                   1,000,000           1,008,390
     Maple Grove Health Care Facilities
          Revenue (North Memorial
          Health Care) 5.00% 9/1/35                3,590,000           3,685,529
     Minneapolis Health Care Facilities
          Revenue
          (Augustana Chapel View
          Homes) Series D
          5.75% 6/1/29                             1,000,000           1,024,480
          (Jones-Harrison Residence
          Project) 5.60% 10/1/30                   1,500,000           1,512,525
     Minneapolis Health Care System
          Revenue
          (Allina Health Systems) Series A
          5.75% 11/15/32                           2,000,000           2,147,099
          (Fairview Health Services)
          Series D 5.00% 11/15/34
          (AMBAC)                                  1,000,000           1,047,110
     Minneapolis/St. Paul Housing
          & Redevelopment Authority
          Health Care System (Health
          Partners Obligation Group
          Project) 6.00% 12/1/17                   1,125,000           1,240,526
     Minnesota Agriculture & Economic
          Development Board Revenue
          (Benedictine Health Systems)
          5.75% 2/1/29                             1,000,000           1,015,690

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Moorhead Economic Development
          Authority Multifamily Revenue
          Refunding & Improvement
          (Eventide Lutheran Home
          Project) Series B 6.00% 6/1/18          $  870,000         $   870,566
     Northfield Health Care Facilities
          Revenue Refunding &
          Improvement (Northfield
          Retirement Center Project)
          Series A 6.00% 5/1/28                    1,000,000           1,000,350
     Northfield Hospital Revenue
          5.375% 11/1/31                           1,000,000           1,051,100
     Oakdale Elderly Housing Revenue
          (PHM/Oakdale, Inc. Project)
          6.00% 3/1/28                             1,800,000           1,810,152
     Owatonna Senior Housing
          Revenue (Senior Living Project)
          Series A
          5.80% 10/1/29                              400,000             402,988
          6.00% 4/1/41                             1,250,000           1,274,363
     Prior Lake Senior Housing
          Revenue (Shepherds Path
          Senior Housing) Series B
          5.75% 8/1/41                             1,000,000           1,008,820
     Rochester Health Care Facilities
          Revenue (Mayo Clinic)
          5.00% 11/15/36                           2,000,000           2,086,600
     Rochester Multifamily Housing
          Revenue (Wedum Shorewood
          Campus Project) 6.60% 6/1/36               990,000           1,022,066
     Shakopee Health Care Facilities
          Revenue (St. Francis Regional
          Medical Center) 5.25% 9/1/34             1,000,000           1,040,250
     Shoreview Elderly Housing
          Revenue (PHM/Shoreview, Inc.
          Project) 6.15% 12/1/33                   1,250,000           1,280,150
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.25% 7/1/30          1,000,000           1,047,980
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (Health East Project)
          6.00% 11/15/25                           1,000,000           1,105,210
          Series A 5.70% 11/1/15                     800,000             825,648
          Series B 5.85% 11/1/17                     250,000             258,153
     Stillwater Health Care Revenue
          (Health System Obligation
          Group)
          5.00% 6/1/25                             2,000,000           2,076,660
          5.00% 6/1/35                             1,000,000           1,030,000
     Twin Valley Congregate Housing
          Revenue (Living Options, Inc.
          Project) 5.95% 11/1/28                   1,825,000           1,699,696
     Woodbury Economic Development
          Authority Housing Revenue
          Refunding 5.65% 6/1/33                   1,000,000           1,012,790
                                                                     ___________

                                                                      47,916,762
                                                                     ___________

Housing Revenue Bonds - 15.84%
     Chanhassen Multifamily Revenue
          Refunding (Heritage Park
          Apartments Project-Section 8)
          6.20% 7/1/30 (FHA) (AMT)                   300,000             307,086
     Chaska Multifamily Housing
          Revenue (West Suburban
          Housing Partners Project)
          5.875% 3/1/31 (AMT)                      1,000,000             911,970
   @ Hutchinson Multifamily
          Housing Revenue (Evergreen
          Apartments Project-Section 8)
          5.75% 11/1/28                            1,955,000           1,863,819
     Minneapolis Multifamily Housing
          Revenue
          (Grant Street Apartments
          Project) Series A
          7.25% 11/1/29                            2,085,000           2,159,351
          (Olson Townhomes Project)
          6.00% 12/1/19 (AMT)                      1,555,000           1,555,249
          (Trinity Apartments-Section 8)
          Series A 6.75% 5/1/21                      675,000             707,204
     Minneapolis/St. Paul Housing
          Finance Board (Cityliving
          Project) Series A-2
          5.00% 12/1/38 (FNMA)
          (GNMA) (AMT)                             1,000,000           1,014,210
     Minnesota State Housing Finance
          Agency Rental Housing
          Series A 4.875% 8/1/24 (AMT)               585,000             591,482
          Series A-1 5.00% 8/1/40 (AMT)            2,265,000           2,291,545
     Minnesota State Housing Finance
          Agency Residential Housing
          Series G 5.00% 7/1/36 (AMT)              1,000,000           1,011,680
     Minnesota State Housing Finance
          Agency Single Family Mortgage
          Series E 6.25% 1/1/23 (AMT)                 15,000              15,264
          Series J 5.90% 7/1/28 (AMT)                685,000             705,632
          Series M 5.875% 1/1/17                      25,000              25,611
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (Sterling Heights
          Apartments Project)
          7.55% 4/1/39 (AMT)                         530,000             560,427
     St. Paul Housing & Redevelopment
          Authority Multifamily Housing
          Revenue (Selby Grotto Housing
          Project) 5.50% 9/20/44
          (GNMA) (AMT)                               750,000             769,928


                                                              (continues)     31

Statements of net assets


Delaware Minnesota High-Yield Municipal Bond Fund



                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Housing Revenue Bonds (continued)
     Stillwater Multifamily Revenue
          (Stillwater Cottages Project)
          7.00% 11/1/16 (AMT)                     $  680,000         $   694,790
          Series A 6.75% 11/1/11                     205,000             209,471
          Series A 7.00% 11/1/27                     340,000             347,334
     Washington County Housing &
          Redevelopment Authority
          Governmental Revenue
          (Briar Pond Project) Series B
               7.125% 8/20/34                        840,000             803,796
          (Woodland Park Apartments
               Project) 4.70% 10/1/32              2,075,000           2,085,707
                                                                     ___________

                                                                      18,631,556
                                                                     ___________

Lease Revenue Bonds - 2.23%
     Andover Economic Development
          Authority Public Facilities Lease
          Revenue (Andover Community
          Center) 5.20% 2/1/34                     1,000,000           1,043,240
     Hibbing Economic Development
          Authority Revenue (Hibbing
          Lease Obligation Project)
          6.40% 2/1/12                               530,000             530,387
     St. Paul Port Authority Lease
          Revenue (Robert Street
          Office Building Project)
          5.00% 12/1/27                            1,000,000           1,047,260
                                                                     ___________

                                                                       2,620,887
                                                                     ___________

Local General Obligation Bonds - 9.05%
     Farmington Independent
          School District #192 Series B
          5.00% 2/1/27 (FSA)                       1,000,000           1,055,100
     Hopkins Independent School
          District #270 Facilities
          5.00% 2/1/26 (MBIA)                      1,055,000           1,116,201
     Lakeville Independent School
          District #194 Series A
          4.75% 2/1/22 (FSA)                       1,000,000           1,036,030
     Metropolitan Council Waste
          Water Treatment Series B
          5.00% 12/1/21                              500,000             533,545
     Minneapolis Tax Increment
          Revenue (Ivory Tower Project)
          5.70% 2/1/29                               785,000             800,111
     Minneapolis Tax Increment
          Revenue Refunding
          (St. Anthony Falls Project)
          5.65% 2/1/27                               500,000             507,440
     Moorhead Series B 5.00% 2/1/33
          (MBIA)                                     750,000             785,190
     Perham Disposal System
          6.00% 5/1/22 (AMT)                       1,500,000           1,582,350
     St. Paul Housing & Redevelopment
          Authority Tax Increment (Upper
          Landing Project) Series A
          6.80% 3/1/29                             1,000,000           1,073,320
     St. Paul Independent School
          District #625 Series B
          5.00% 2/1/20 (FSA)                         750,000             803,955
     Todd Morrison Cass & Wadena
          Counties United Hospital
          District (Health Care Facilities-
          Lakewood)
          5.00% 12/1/21                              610,000             628,873
          5.125% 12/1/24                             205,000             212,376
          5.25% 12/1/26                              490,000             511,795
                                                                     ___________

                                                                      10,646,286
                                                                     ___________

$ Pre-Refunded Bonds - 6.39%
     Little Canada Multifamily
          Housing Revenue Alternative
          Development (Montreal Courts
          Apartments Project) Series A
          6.25% 12/1/27-07                         1,250,000           1,286,925
     Minneapolis Community
          Development Agency
          (Supported Development
          Revenue) Series G-3
          5.45% 12/1/31-11                         1,000,000           1,084,640
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                        2,000,000           2,215,220
     Minnesota State Higher
          Education Facilities Authority
          Revenue (College of Art &
          Design Project) Series 5-D
          6.75% 5/1/26-10                            500,000             536,635
     Perham Hospital District Senior
          Congregate Housing Facilities
          Revenue (Briarwood Project)
          6.25% 11/1/22-07                           620,000             636,436
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Transportation
          Refunding Series D
          5.25% 7/1/38-12                          1,500,000           1,625,415
     Rice County Certificates of
          Participation Series A
          6.00% 12/1/21-06                           125,000             125,754
                                                                     ___________

                                                                       7,511,025
                                                                     ___________

Special Tax Bonds - 0.89%
     Virgin Islands Public Finance
          Authority Revenue (Senior-Lien-
          Matching Fund Loan Note)
          Series A 5.25% 10/1/24                   1,000,000           1,053,430
                                                                     ___________

                                                                       1,053,430
                                                                     ___________

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

State General Obligation Bonds - 2.24%
   & Minnesota State, Inverse Floater
          ROLs 6.564% 11/1/17                     $1,000,000       $  1,054,560
     Puerto Rico Commonwealth
          Public Improvement Series A
          5.00% 7/1/34                               500,000            510,855
     Puerto Rico Government
          Development Bank Senior
          Notes Series B 5.00% 12/1/14             1,000,000          1,064,340
                                                                   ____________

                                                                      2,629,755
                                                                   ____________

Transportation Revenue Bonds - 1.77%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series A 5.00% 1/1/28 (MBIA)             2,000,000          2,078,460
                                                                   ____________

                                                                      2,078,460
                                                                   ____________


Total Municipal Bonds (cost $109,059,572)                           111,992,664
                                                                   ____________

                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 3.99%
_______________________________________________________________________________

Money Market Instruments - 0.67%
     Federated Minnesota Municipal
          Cash Trust                                 784,806            784,806
                                                                   ____________

                                                                        784,806
                                                                   ____________

                                                  Principal
                                                   Amount

~ Variable Rate Demand Notes - 3.32%
     Minneapolis Guthrie Parking Ramp
          3.27% 12/1/33 (SPA)                     $2,000,000          2,000,000
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          3.40% 11/15/32 (AMBAC)
          (SPA)                                    1,400,000          1,400,000
     Minneapolis Revenue (Guthrie
          Theater Project) Series A
          (LOC - Wells Fargo Bank)
          3.27% 10/1/23                              500,000            500,000
                                                                   ____________

                                                                      3,900,000
                                                                   ____________

Total Short-Term Investments

     (cost $4,684,806)                                                4,684,806
                                                                   ____________

Total Market Value of Securities - 99.22%

     (cost $113,744,378)                                            116,677,470

Receivables and Other Assets
     Net of Liabilities - 0.78%                                         920,728
                                                                   ____________

Net Assets Applicable to 11,161,699
     Shares Outstanding - 100.00%                                  $117,598,198
                                                                   ____________

Net Asset Value - Delaware Minnesota High-Yield
     Municipal Bond Fund
     Class A ($87,503,922 / 8,308,999 Shares)                            $10.53
                                                                         ______
Net Asset Value - Delaware Minnesota High-Yield
     Municipal Bond Fund
     Class B ($9,577,877 / 908,064 Shares)                               $10.55
                                                                         ______
Net Asset Value - Delaware Minnesota High-Yield
     Municipal Bond Fund
     Class C ($20,516,399 / 1,944,636 Shares)                            $10.55
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $117,216,892
Accumulated net realized loss on investments                         (2,551,786)
Net unrealized appreciation of investments                            2,933,092
                                                                   ____________

Total net assets                                                   $117,598,198
                                                                   ____________


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equaled $1,863,819, which represented 1.58% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."



Net Asset Value and Offering Price Per Share Delaware
     Minnesota High-Yield Municipal Bond Fund

Net asset value Class A (A)                                              $10.53
Sales charge (4.50% of offering price) (B)                                 0.50
                                                                         ______

Offering price                                                           $11.03
                                                                         ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations


Delaware Minnesota Municipal Bond Funds

Year Ended August 31, 2006

                                                                                             Delaware       Delaware      Delaware
                                                                            Delaware         Tax-Free       Tax-Free      Minnesota
                                                                            Tax-Free         Minnesota      Minnesota     High-Yield
                                                                            Minnesota         Insured     Intermediate    Municipal
                                                                              Fund              Fund          Fund        Bond Fund

Investment Income:

     Interest                                                              $20,085,468     $11,700,803     $2,687,793    $5,194,380
                                                                           ___________     ___________     __________    __________

Expenses:

     Management fees                                                         2,190,839       1,188,037        285,389       555,094
     Distribution expenses - Class A                                           928,423         535,795        124,107       181,263
     Distribution expenses - Class B                                           122,428         111,364         23,021       101,294
     Distribution expenses - Class C                                           144,811         122,115         51,217       179,700
     Dividend disbursing and transfer agent fees and expenses                  203,190         134,876         38,098        62,552
     Accounting and administration expenses                                    159,334          95,043         22,831        40,370
     Legal and professional fees                                                61,009          47,903         28,572        28,979
     Registration fees                                                          27,692          17,639         16,774        31,392
     Trustees' fees                                                             20,743          13,468          2,966         5,210
     Reports and statements to shareholders                                     31,031          27,876          9,362        15,156
     Custodian fees                                                             19,475          10,740          3,976         6,453
     Insurance fees                                                             11,229           5,975          1,325         3,737
     Pricing fees                                                                4,009           2,633          1,420         2,520
     Taxes (other than taxes on income)                                          1,302             743              -           455
     Other                                                                      13,269           8,043          3,403         3,206
                                                                           ___________     ___________     __________    __________

                                                                             3,938,784       2,322,250        612,461     1,217,381
     Less expenses absorbed or waived                                          (15,468)        (28,216)       (69,913)     (108,549)
     Less waived distribution expenses - Class A                                     -               -        (49,643)            -
     Less expense paid indirectly                                               (2,148)           (811)          (952)          (72)
                                                                           ___________     ___________     __________    __________

     Total operating expenses                                                3,921,168       2,293,223        491,953     1,108,760
                                                                           ___________     ___________     __________    __________


Net Investment Income                                                       16,164,300       9,407,580      2,195,840     4,085,620
                                                                           ___________     ___________     __________    __________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) on investments                                   420,471        (191,561)      (181,095)     (187,727)
     Net change in unrealized appreciation/depreciation of investments      (5,618,279)     (4,320,530)      (652,780)     (226,433)
                                                                           ___________     ___________     __________    __________

Net Realized and Unrealized Loss on Investments                             (5,197,808)     (4,512,091)      (833,875)     (414,160)
                                                                           ___________     ___________     __________    __________

Net Increase in Net Assets Resulting from Operations                       $10,966,492     $ 4,895,489     $1,361,965    $3,671,460
                                                                           ___________     ___________     __________    __________


See accompanying notes

Statements of changes in net assets


Delaware Minnesota Municipal Bond Funds


                                                                                 Delaware Tax-Free       Delaware Tax-Free Minnesota
                                                                                  Minnesota Fund                New York Fund
                                                                                    Year Ended                   Year Ended
                                                                                8/31/06       8/31/05       8/31/06       8/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                   $ 16,164,300  $ 15,842,204  $  9,407,580  $ 10,006,289
     Net realized gain (loss) on investments                                      420,471       521,727      (191,561)      483,566
     Net change in unrealized appreciation/depreciation of investments         (5,618,279)    6,325,529    (4,320,530)    2,576,840
                                                                             ____________  ____________  ____________  ____________

     Net increase in net assets resulting from operations                      10,966,492    22,689,460     4,895,489    13,066,695
                                                                             ____________  ____________  ____________  ____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                             (15,322,571)  (14,918,426)   (8,597,833)   (9,106,255)
          Class B                                                                (413,101)     (468,436)     (363,586)     (438,591)
          Class C                                                                (487,162)     (416,235)     (397,631)     (415,840)

     Net realized gain on investments:
          Class A                                                                (767,541)   (4,220,929)     (438,581)   (1,001,479)
          Class B                                                                 (26,047)     (174,978)      (23,729)      (62,572)
          Class C                                                                 (29,894)     (135,698)      (24,664)      (55,205)
                                                                             ____________  ____________  ____________  ____________

                                                                              (17,046,316)  (20,334,702)   (9,846,024)  (11,079,942)
                                                                             ____________  ____________  ____________  ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                              46,525,876    32,762,383    11,550,587    13,305,078
          Class B                                                                 806,782     1,032,796       359,427       762,589
          Class C                                                               4,424,369     4,082,514     1,930,187     2,220,317

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                              10,254,675    12,557,067     6,080,360     6,840,725
          Class B                                                                 273,926       421,984       294,382       389,371
          Class C                                                                 399,762       431,656       296,875       323,100
                                                                             ____________  ____________  ____________  ____________

                                                                               62,685,390    51,288,400    20,511,818    23,841,180
                                                                             ____________  ____________  ____________  ____________

     Cost of shares repurchased:
          Class A                                                             (33,894,118)  (31,030,615)  (26,983,677)  (22,291,529)
          Class B                                                              (2,326,335)   (3,294,771)   (2,559,927)   (3,218,588)
          Class C                                                              (3,458,556)   (1,444,705)   (1,699,163)   (2,404,134)
                                                                             ____________  ____________  ____________  ____________

                                                                              (39,679,009)  (35,770,091)  (31,242,767)  (27,914,251)
                                                                             ____________  ____________  ____________  ____________

Increase (decrease) in net assets derived from capital share transactions      23,006,381    15,518,309   (10,730,949)   (4,073,071)
                                                                             ____________  ____________  ____________  ____________

Net Increase (Decrease) in Net Assets                                          16,926,557    17,873,067   (15,681,484)   (2,086,318)

Net Assets:

     Beginning of year                                                        391,272,178   373,399,111   251,276,535   253,362,853
                                                                             ____________  ____________  ____________  ____________

     End of year                                                             $408,198,735  $391,272,178  $235,595,051  $251,276,535
                                                                             ____________  ____________  ____________  ____________

     Undistributed (distributions in excess of) net investment income        $    (22,418) $    147,934  $          -  $          -

See accompanying notes


                                                                  (continues) 35

Statements of changes in net assets


Delaware Minnesota Municipal Bond Funds


                                                                          Delaware Tax-Free Minnesota  Delaware Minnesota High-Yield
                                                                               Intermediate Fund            Municipal Bond Fund
                                                                                  Year Ended                    Year Ended
                                                                             8/31/06       8/31/05       8/31/06       8/31/05


Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                   $ 2,195,840   $ 2,350,094   $  4,085,620  $ 3,196,642
     Net realized gain (loss) on investments                                    (181,095)      799,234       (187,727)      26,471
     Net change in unrealized appreciation/depreciation of investments          (652,780)     (107,313)      (226,433)   2,717,449
                                                                             ___________   ___________   ____________  ___________

     Net increase in net assets resulting from operations                      1,361,965     3,042,015      3,671,460    5,940,562
                                                                             ___________   ___________   ____________  ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                             (1,965,980)   (2,063,392)    (3,084,904)  (2,292,733)
          Class B                                                                (71,129)      (85,793)      (353,881)    (419,856)
          Class C                                                               (158,749)     (200,891)      (628,298)    (482,033)
                                                                             ___________   ___________   ____________  ___________

                                                                              (2,195,858)   (2,350,076)    (4,067,083)  (3,194,622)
                                                                             ___________   ___________   ____________  ___________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                              4,468,732     8,856,040     33,135,160   22,657,439
          Class B                                                                 12,810        46,423      1,943,331    1,226,522
          Class C                                                              1,086,994       735,412      7,697,199    5,727,603

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                              1,416,395     1,526,786      1,867,441    1,387,489
          Class B                                                                 53,171        62,528        227,202      256,713
          Class C                                                                116,926       157,534        437,783      291,405
                                                                             ___________   ___________   ____________  ___________

                                                                               7,155,028    11,384,723     45,308,116   31,547,171
                                                                             ___________   ___________   ____________  ___________

     Cost of shares repurchased:
          Class A                                                             (9,830,857)  (15,027,594)   (11,064,882)  (4,758,836)
          Class B                                                               (841,634)     (550,863)    (3,010,441)  (3,831,970)
          Class C                                                             (1,961,559)   (2,157,860)    (3,355,422)  (2,120,433)
                                                                             ___________   ___________   ____________  ___________

                                                                             (12,634,050)  (17,736,317)   (17,430,745) (10,711,239)
                                                                             ___________   ___________   ____________  ___________

Increase (decrease) in net assets derived from capital share transactions     (5,479,022)   (6,351,594)    27,877,371   20,835,932
                                                                             ___________   ___________   ____________  ___________


Net Increase (Decrease) in Net Assets                                         (6,312,915)   (5,695,655)    27,481,748   23,581,872

Net Assets:

     Beginning of year                                                        61,764,626    67,424,281     90,116,450   66,534,578
                                                                             ___________   ___________   ____________  ___________

     End of year (there was no undistributed income at either year end)      $55,451,711   $61,764,626   $117,598,198  $90,116,450
                                                                             ___________   ___________   ____________  ___________

See accompanying notes

Financial highlights


Delaware Tax-Free Minnesota Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.690       $12.620       $12.450     $12.610      $12.570

Income (loss) from investment operations:

Net investment income                                                   0.511         0.527         0.590       0.622        0.634
Net realized and unrealized gain (loss) on investments                 (0.172)        0.222         0.348      (0.148)       0.037
                                                                      _______       _______       _______     _______      _______

Total from investment operations                                        0.339         0.749         0.938       0.474        0.671
                                                                      _______       _______       _______     _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.513)       (0.526)       (0.600)     (0.625)      (0.631)
Net realized gain on investments                                       (0.026)       (0.153)       (0.168)     (0.009)           -
                                                                      _______       _______       _______     _______      _______

Total dividends and distributions                                      (0.539)       (0.679)       (0.768)     (0.634)      (0.631)
                                                                      _______       _______       _______     _______      _______


Net asset value, end of period                                        $12.490       $12.690       $12.620     $12.450      $12.610
                                                                      _______       _______       _______     _______      _______


Total return (1)                                                        2.78%         6.12%        7.72%        3.80%        5.54%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $381,720      $364,491     $348,000     $340,029     $356,522
Ratio of expenses to average net assets                                 0.93%         0.93%        0.94%        0.97%        0.98%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.94%         0.94%        0.94%        0.97%        0.98%
Ratio of net investment income to average net assets                    4.11%         4.19%        4.68%        4.90%        5.11%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.10%         4.18%        4.68%        4.90%        5.11%
Portfolio turnover                                                        13%           10%          25%          27%          13%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     37

Financial highlights


Delaware Tax-Free Minnesota Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.700       $12.630      $12.460      $12.620      $12.580

Income (loss) from investment operations:

Net investment income                                                   0.418         0.433        0.496        0.529        0.540
Net realized and unrealized gain (loss) on investments                 (0.172)        0.222        0.348       (0.150)       0.037
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.246         0.655        0.844        0.379        0.577
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.420)       (0.432)      (0.506)      (0.530)      (0.537)
Net realized gain on investments                                       (0.026)       (0.153)      (0.168)      (0.009)           -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.446)       (0.585)      (0.674)      (0.539)      (0.537)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $12.500       $12.700      $12.630      $12.460      $12.620
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.01%         5.33%        6.91%        3.02%        4.75%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $11,354       $12,810      $14,588      $16,394      $17,043
Ratio of expenses to average net assets                                 1.68%         1.68%        1.69%        1.72%        1.73%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.69%        1.72%        1.73%
Ratio of net investment income to average net assets                    3.36%         3.44%        3.93%        4.15%        4.36%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.35%         3.43%        3.93%        4.15%        4.36%
Portfolio turnover                                                        13%           10%          25%          27%          13%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Minnesota Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.720       $12.650      $12.480      $12.640      $12.590

Income (loss) from investment operations:

Net investment income                                                   0.418         0.433        0.495        0.529        0.540
Net realized and unrealized gain (loss) on investments                 (0.162)        0.222        0.348       (0.151)       0.047
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.256         0.655        0.843        0.378        0.587
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.420)       (0.432)      (0.505)      (0.529)      (0.537)
Net realized gain on investments                                       (0.026)       (0.153)      (0.168)      (0.009)           -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.446)       (0.585)      (0.673)      (0.538)      (0.537)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $12.530       $12.720      $12.650      $12.480      $12.640
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.08%         5.32%        6.90%        3.01%        4.82%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $15,125       $13,971      $10,811      $10,161       $7,682
Ratio of expenses to average net assets                                 1.68%         1.68%        1.69%        1.72%        1.73%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.69%        1.72%        1.73%
Ratio of net investment income to average net assets                    3.36%         3.44%        3.93%        4.15%        4.36%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.35%         3.43%        3.93%        4.15%        4.36%
Portfolio turnover                                                        13%           10%          25%          27%          13%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                                  (continues) 39

Financial highlights


Delaware Tax-Free Minnesota Insured Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.110       $11.020      $10.740      $10.940      $10.900

Income (loss) from investment operations:

Net investment income                                                   0.438         0.446        0.479        0.498        0.514
Net realized and unrealized gain (loss) on investments                 (0.200)        0.138        0.282       (0.197)       0.038
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.238         0.584        0.761        0.301        0.552
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.436)       (0.445)      (0.481)      (0.501)      (0.512)
Net realized gain on investments                                       (0.022)       (0.049)           -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.458)       (0.494)      (0.481)      (0.501)      (0.512)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.890       $11.110      $11.020      $10.740      $10.940
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.23%         5.42%        7.20%        2.75%        5.25%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $212,859      $226,671     $227,018     $231,738     $239,763
Ratio of expenses to average net assets                                 0.89%         0.89%        0.89%        0.93%        0.96%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.90%         0.90%        0.89%        0.93%        0.96%
Ratio of net investment income to average net assets                    4.03%         4.05%        4.37%        4.52%        4.78%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.02%         4.04%        4.37%        4.52%        4.78%
Portfolio turnover                                                         5%           10%          15%          30%          15%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Minnesota Insured Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.100       $11.010      $10.730      $10.940      $10.890

Income (loss) from investment operations:

Net investment income                                                   0.357         0.364        0.397        0.415        0.433
Net realized and unrealized gain (loss) on investments                 (0.200)        0.137        0.282       (0.207)       0.048
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.157         0.501        0.679        0.208        0.481
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.355)       (0.362)      (0.399)      (0.418)      (0.431)
Net realized gain on investments                                       (0.022)       (0.049)           -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.377)       (0.411)      (0.399)      (0.418)      (0.431)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.880       $11.100      $11.010      $10.730      $10.940
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        1.47%         4.64%        6.41%        1.89%        4.56%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $10,182       $12,337      $14,317      $15,647      $14,341
Ratio of expenses to average net assets                                 1.64%         1.64%        1.64%        1.68%        1.71%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.65%         1.65%        1.64%        1.68%        1.71%
Ratio of net investment income to average net assets                    3.28%         3.30%        3.62%        3.77%        4.03%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.27%         3.29%        3.62%        3.77%        4.03%
Portfolio turnover                                                         5%           10%          15%          30%          15%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     41

Financial highlights


Delaware Tax-Free Minnesota Insured Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.120       $11.030      $10.750      $10.950      $10.910

Income (loss) from investment operations:

Net investment income                                                   0.356         0.364        0.396        0.414        0.433
Net realized and unrealized gain (loss) on investments                 (0.200)        0.137        0.282       (0.197)       0.038
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.156         0.501        0.678        0.217        0.471
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.354)       (0.362)      (0.398)      (0.417)      (0.431)
Net realized gain on investments                                       (0.022)       (0.049)           -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.376)       (0.411)      (0.398)      (0.417)      (0.431)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.900       $11.120      $11.030      $10.750      $10.950
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        1.46%         4.63%        6.39%        1.97%        4.46%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $12,554       $12,269      $12,028      $11,966       $6,083
Ratio of expenses to average net assets                                 1.64%         1.64%        1.64%        1.68%        1.71%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.65%         1.65%        1.64%        1.68%        1.71%
Ratio of net investment income to average net assets                    3.28%         3.30%        3.62%        3.77%        4.03%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.27%         3.29%        3.62%        3.77%        4.03%
Portfolio turnover                                                         5%           10%          15%          30%          15%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.010       $10.890      $10.630      $10.720      $10.580

Income (loss) from investment operations:

Net investment income                                                   0.429         0.407        0.444        0.469        0.512
Net realized and unrealized gain (loss) on investments                 (0.150)        0.120        0.260       (0.088)       0.138
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.279         0.527        0.704        0.381        0.650
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.429)       (0.407)      (0.444)      (0.471)      (0.510)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.429)       (0.407)      (0.444)      (0.471)      (0.510)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.860       $11.010      $10.890      $10.630      $10.720
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.62%         4.93%        6.73%        3.59%        6.34%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $48,297       $52,958      $57,012      $57,635      $51,034
Ratio of expenses to average net assets                                 0.75%         0.79%        0.84%        0.86%        0.85%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.97%         0.95%        0.95%        0.96%        0.85%
Ratio of net investment income to average net assets                    3.96%         3.72%        4.10%        4.32%        4.86%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.74%         3.56%        3.99%        4.22%        4.86%
Portfolio turnover                                                        11%           25%          30%          23%          35%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes




                                                                  (continues) 43

Financial highlights


Delaware Tax-Free Minnesota Intermediate Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $11.040     $10.920     $10.650    $10.740     $10.600

Income (loss) from investment operations:

Net investment income                                               0.337       0.314       0.352      0.377       0.423
Net realized and unrealized gain (loss) on investments             (0.150)      0.120       0.270     (0.088)      0.137
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.187       0.434       0.622      0.289       0.560
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.890     $11.040     $10.920    $10.650     $10.740
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    1.75%       4.03%       5.91%      2.70%       5.43%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $1,993      $2,811      $3,224     $4,002      $2,852
Ratio of expenses to average net assets                             1.60%       1.64%       1.69%      1.71%       1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.72%       1.70%       1.70%      1.73%       1.70%
Ratio of net investment income to average net assets                3.11%       2.87%       3.25%      3.47%       4.01%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       2.99%       2.81%       3.24%      3.45%       4.01%
Portfolio turnover                                                    11%         25%         30%        23%         35%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Tax-Free Minnesota Intermediate Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $11.030     $10.910     $10.640    $10.730     $10.590

Income (loss) from investment operations:

Net investment income                                               0.337       0.314       0.352      0.377       0.423
Net realized and unrealized gain (loss) on investments             (0.150)      0.120       0.270     (0.088)      0.137
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.187       0.434       0.622      0.289       0.560
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.880     $11.030     $10.910    $10.640     $10.730
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    1.75%       4.04%       5.91%      2.71%       5.44%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $5,162      $5,996      $7,188     $6,544      $4,887
Ratio of expenses to average net assets                             1.60%       1.64%       1.69%      1.71%       1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.72%       1.70%       1.70%      1.73%       1.70%
Ratio of net investment income to average net assets                3.11%       2.87%       3.25%      3.47%       4.01%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       2.99%       2.81%       3.24%      3.45%       4.01%
Portfolio turnover                                                    11%         25%         30%        23%         35%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                                  (continues) 45

Financial highlights


Delaware Minnesota High-Yield Municipal Bond Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $10.610     $10.240      $9.910     $9.950      $9.900

Income (loss) from investment operations:

Net investment income                                               0.445       0.469       0.512      0.550       0.586
Net realized and unrealized gain (loss) on investments             (0.082)      0.372       0.328     (0.030)      0.056
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.363       0.841       0.840      0.520       0.642
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.443)     (0.471)     (0.510)    (0.560)     (0.592)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.443)     (0.471)     (0.510)    (0.560)     (0.592)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.530     $10.610     $10.240     $9.910      $9.950
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    3.54%       8.40%       8.65%      5.33%       6.74%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                           $87,504     $63,802     $42,636    $36,644     $34,867
Ratio of expenses to average net assets                             0.89%       0.89%       0.75%      0.75%       0.75%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid indirectly        1.00%       0.98%       1.00%      1.04%       1.01%
Ratio of net investment income to average net assets                4.26%       4.50%       5.03%      5.48%       5.98%
Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly        4.15%       4.41%       4.78%      5.19%       5.72%
Portfolio turnover                                                     4%          3%         24%        32%         33%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Minnesota High-Yield Municipal Bond Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $10.630     $10.250      $9.930     $9.970      $9.910

Income (loss) from investment operations:

Net investment income                                               0.367       0.391       0.435      0.475       0.513
Net realized and unrealized gain (loss) on investments             (0.082)      0.381       0.318     (0.030)      0.063
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.285       0.772       0.753      0.445       0.576
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.550     $10.630     $10.250     $9.930      $9.970
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    2.77%       7.68%       7.71%      4.55%       6.03%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $9,578     $10,505     $12,463    $12,513     $13,379
Ratio of expenses to average net assets                             1.64%       1.64%       1.50%      1.50%       1.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.75%       1.73%       1.75%      1.79%       1.76%
Ratio of net investment income to average net assets                3.51%       3.75%       4.28%      4.73%       5.23%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       3.40%       3.66%       4.03%      4.44%       4.97%
Portfolio turnover                                                     4%          3%         24%        32%         33%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                              (continues)     47

Financial highlights


Delaware Minnesota High-Yield Municipal Bond Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $10.630     $10.250      $9.930     $9.970      $9.910

Income (loss) from investment operations:

Net investment income                                               0.367       0.391       0.435      0.475       0.513
Net realized and unrealized gain (loss) on investments             (0.082)      0.381       0.318     (0.030)      0.063
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.285       0.772       0.753      0.445       0.576
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.550     $10.630     $10.250     $9.930      $9.970
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    2.76%       7.68%       7.71%      4.54%       6.03%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                           $20,516     $15,809     $11,435    $10,754      $7,840
Ratio of expenses to average net assets                             1.64%       1.64%       1.50%      1.50%       1.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.75%       1.73%       1.75%      1.79%       1.76%
Ratio of net investment income to average net assets                3.51%       3.75%       4.28%      4.73%       5.23%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       3.40%       3.66%       4.03%      4.44%       4.97%
Portfolio turnover                                                     4%          3%         24%        32%         33%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Notes to financial statements


Delaware Minnesota Municipal Bond Funds

August 31, 2006


Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Tax Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Insured Funds, Voyageur Tax Free Funds and Voyageur Intermediate Tax Free Funds are individually referred to as a "Trust" and collectively as the "Trusts." These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Funds' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds' financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                                              (continues)     49

Notes to financial statements


Delaware Minnesota Municipal Bond Funds


1. Significant Accounting Policies (continued)

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:



                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

On the first $500 million                             0.550%               0.500%               0.500%                 0.550%
On the next $500 million                              0.500%               0.475%               0.475%                 0.500%
On the next $1.5 billion                              0.450%               0.450%               0.450%                 0.450%
In excess of $2.5 billion                             0.425%               0.425%               0.425%                 0.425%



DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:




                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Operating expense limitation as a percentage
   of average daily net assets (per annum)             0.69%                0.64%                0.60%                  0.64%
Expiration date                                      12/29/05             10/31/06             10/31/06               10/31/06
Effective December 30, 2005,
   Operating expense limitation as a
   percentage of average daily net assets (per
   annum)                                              0.68%                0.64%                0.60%                  0.64%
Expiration date                                      12/31/06             12/31/06             12/31/06               12/31/06



Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive distribution and services fees through December 31, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.15% of average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2006, the Funds had liabilities payable to affiliates as follows:



                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________


Investment management fee payable to DMC             $192,838             $97,956              $ 8,596                $33,929
Dividend disbursing, transfer agent,
   accounting and administration fees and
   expenses payable to DSC                             30,693              18,927                4,983                  9,696
Distribution fee payable to DDLP                      102,888              64,101               12,142                 43,527
Other expenses payable to DMC and affiliates*          11,742               6,906                3,126                  3,287

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis.
 Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2006, each Fund was charged for internal legal services provided by DMC as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

                                                      $22,874             $13,697               $3,306                 $5,720

For the year ended August 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

                                                      $65,336             $27,780               $4,745                $70,869

For the year ended August 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Class A                                                $  637             $   280               $5,522                $ 9,896
Class B                                                 7,493              13,148                1,866                 11,279
Class C                                                 6,806               2,045                1,172                  8,077

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Purchases                                          $71,884,416         $11,312,709           $6,166,602            $31,793,098
Sales                                               51,459,401          19,589,439            9,901,143              3,442,755

At August 31, 2006 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Cost of investments                                $386,720,288        $217,684,065          $52,951,348           $113,672,073
                                                   ____________        ____________          ___________           ____________

Aggregate unrealized appreciation                   $18,578,507        $ 15,519,744           $2,040,262            $ 3,371,246
Aggregate unrealized depreciation                      (446,314)            (60,428)             (40,292)              (365,849)
                                                   ____________        ____________          ___________           ____________

Net unrealized appreciation                        $ 18,132,193        $ 15,459,316           $1,999,970            $ 3,005,397
                                                   ____________        ____________          ___________           ____________


                                                              (continues)     51

Notes to financial statements


Delaware Minnesota Municipal Bond Funds


4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2006 and 2005 was as follows:



                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Year Ended 8/31/06

Tax-exempt income                                   $16,312,106         $ 9,369,886           $2,195,858             $4,067,083
Ordinary income                                         106,715                   -                    -                      -
Long-term capital gain                                  627,495             476,138                    -                      -
                                                    ___________         ___________           __________             __________

Total                                               $17,046,316         $ 9,846,024           $2,195,858             $4,067,083
                                                    ___________         ___________           __________             __________

Year Ended 8/31/05

Tax-exempt income                                   $15,803,097         $ 9,960,686           $2,350,076             $3,194,622
Long-term capital gain                                4,531,605           1,119,256                    -                      -
                                                    ___________         ___________           __________             __________

Total                                               $20,334,702         $11,079,942           $2,350,076             $3,194,622
                                                    ___________         ___________           __________             __________


As of August 31, 2006, the components of net assets on a tax basis were as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Shares of beneficial interest                      $389,782,636        $220,321,556          $54,908,696            $117,216,892
Undistributed long-term capital gain                    306,324                   -                    -                       -
Capital loss carryforwards                                    -                   -           (1,356,875)             (2,432,446)
Post-October losses                                           -            (185,821)            (100,080)               (191,645)
Other temporary differences                             (22,418)                  -                    -                       -
Unrealized appreciation of investments               18,132,193          15,459,316            1,999,970               3,005,397
                                                   ____________        ____________          ___________            ____________

Net assets                                         $408,198,735        $235,595,051          $55,451,711            $117,598,198
                                                   ____________        ____________          ___________            ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through August 31, 2006 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2006, the Funds recorded the following reclassifications.


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Paid-in capital                                      $      -            $(10,836)               $ -                  $     -
Undistributed (Accumulated)
     net investment income (loss)                    (111,818)            (48,530)                18                  (18,537)
Accumulated net realized gain (loss)                  111,818              59,366                (18)                  18,537


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2006 will expire as follows:



                                    Delaware Tax-Free       Delaware Minnesota
                                        Minnesota          High-Yield Municipal
Year of Expiration                  Intermediate Fund           Bond Fund
__________________                  _________________     ______________________

2008                                   $        -               $  179,791
2009                                    1,024,839                1,267,552
2010                                        4,037                   57,521
2011                                      246,659                  243,334
2012                                            -                  684,248
2014                                       81,340                        -
                                       __________               __________

Total                                  $1,356,875               $2,432,446
                                       __________               __________


For the year ended August 31, 2006, the Delaware Minnesota High-Yield Municipal Bond Fund utilized $1,332 in capital loss carryforwards.

5. Capital Shares

Transactions in capital shares were as follows:

                                                                             Delaware Tax-Free              Delaware Tax-Free
                                                                              Minnesota Fund              Minnesota Insured Fund
                                                                        _________________________      __________________________

                                                                                Year Ended                     Year Ended
                                                                          8/31/06        8/31/05         8/31/06        8/31/05

Shares sold:
     Class A                                                             3,740,009      2,605,601       1,066,208      1,206,325
     Class B                                                                64,648         82,005          32,933         68,954
     Class C                                                               354,758        323,335         177,451        200,888

Shares issued upon reinvestments of dividends and distributions:
     Class A                                                               824,435        999,673         559,513        620,080
     Class B                                                                22,000         33,587          27,111         35,325
     Class C                                                                32,061         34,287          27,286         29,235
                                                                        __________     __________      __________     __________

                                                                         5,037,911      4,078,488       1,890,502      2,160,807
                                                                        __________     __________      __________     __________

Shares repurchased:
     Class A                                                            (2,730,163)    (2,466,727)     (2,484,487)    (2,021,780)
     Class B                                                              (187,143)      (262,319)       (235,722)      (293,001)
     Class C                                                              (277,488)      (114,430)       (156,558)      (217,296)
                                                                        __________     __________      __________     __________

                                                                        (3,194,794)    (2,843,476)     (2,876,767)    (2,532,077)
                                                                        __________     __________      __________     __________

Net increase (decrease)                                                  1,843,117      1,235,012        (986,265)      (371,270)
                                                                        __________     __________      __________     __________


                                                                       Delaware Tax-Free Minnesota    Delaware Minnesota High-Yield
                                                                            Intermediate Fund              Municipal Bond Fund
                                                                       ___________________________    _____________________________

                                                                                Year Ended                     Year Ended
                                                                          8/31/06        8/31/05         8/31/06        8/31/05

Shares sold:
     Class A                                                               413,224        811,048       3,175,962      2,173,370
     Class B                                                                 1,162          4,238         185,827        117,618
     Class C                                                               100,419         67,333         736,336        547,300

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                               130,882        139,829         178,840        133,229
     Class B                                                                 4,900          5,713          21,720         24,644
     Class C                                                                10,784         14,403          41,851         27,930
                                                                       ___________     __________     ___________     __________

                                                                           661,371      1,042,564       4,340,536      3,024,091
                                                                       ___________     __________     ___________     __________

Shares repurchased:
     Class A                                                              (907,954)    (1,375,055)     (1,059,998)      (458,057)
     Class B                                                               (77,656)       (50,607)       (288,064)      (369,311)
     Class C                                                              (180,541)      (196,858)       (321,249)      (202,901)
                                                                       ___________     __________     ___________     __________

                                                                        (1,166,151)    (1,622,520)     (1,669,311)    (1,030,269)
                                                                       ___________     __________     ___________     __________

Net increase (decrease)                                                   (504,780)      (579,956)      2,671,225      1,993,822
                                                                       ___________     __________     ___________     __________


                                                              (continues)     53

Notes to financial statements


Delaware Minnesota Municipal Bond Funds


5. Capital Shares (continued)

For the years ended August 31, 2006 and 2005, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the Statements of Changes in Net Assets.


                                                           Year Ended                                     Year Ended
                                                             8/31/06                                        8/31/05
                                            _________________________________________      ________________________________________

                                             Class B         Class A                        Class B         Class A
                                             Shares          shares          Value          shares          shares         Value
                                            ________        ________       _________       ________        ________      __________

Delaware Tax-Free Minnesota Fund              66,784          66,836       $ 831,110        113,069         113,158      $1,420,503
Delaware Tax-Free Minnesota
   Insured Fund                               80,959          80,882         878,177        122,887         122,776       1,352,796
Delaware Tax-Free Minnesota
   Intermediate Fund                          18,914          18,958         203,874         21,297          21,349         231,714
Delaware Minnesota High-Yield
   Municipal Bond Fund                       167,328         167,637       1,747,428        192,047         192,388       1,991,365

6. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2006, or at any time during the year then ended.

7. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are identified on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Rating Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Minnesota Insured Fund will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At August 31, 2006, there were no Rule 144A securities. Illiquid securities have been identified on the Statements of Net Assets.

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

9. Subsequent Event

On August 17, 2006, the Board of Trustees responsible for Delaware Tax-Free Minnesota Insured Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into the Delaware Tax-Free Minnesota Fund (the "Acquiring Fund") subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free Minnesota Fund also approved the reorganization.

Effective as of the close of business on September 1, 2006, the Reorganizing Fund will be closed to new investors. Shareholders of the Reorganizing Fund will receive a proxy statement/prospectus providing them with information about the Delaware Tax-Free Minnesota Fund and requesting their votes on the proposed reorganization of their Fund at a special meeting of shareholders to be held in late November 2006. If approved, the reorganization would be expected to take place in the first quarter of 2007. Additionally, the Delaware Tax-Free Minnesota Insured Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the reorganization.

10. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended August 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                           (A)             (B)
                                                                        Long-Term        Ordinary          (C)
                                                                      Capital Gains       Income        Tax Exempt         Total
                                                                      Distributions    Distributions   Distributions   Distributions
                                                                       (Tax Basis)     (Tax Basis)      (Tax Basis)     (Tax Basis)
                                                                      _____________    _____________   _____________   _____________

Delaware Tax-Free Minnesota Fund                                            4%              1%              95%             100%
Delaware Tax-Free Minnesota Insured Fund                                    5%              0%              95%             100%
Delaware Tax-Free Minnesota Intermediate Fund                               0%              0%             100%             100%
Delaware Minnesota High-Yield Municipal Bond Fund                           0%              0%             100%             100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Voyageur Tax Free Funds - Delaware Tax-Free
Minnesota Fund
Voyageur Insured Funds - Delaware Tax-Free
Minnesota Insured Fund
Voyageur Intermediate Tax Free Funds - Delaware
Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds - Delaware Minnesota
High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund (the sole series of Voyageur Tax Free Funds), Delaware Tax-Free Minnesota Insured Fund (one of the series constituting Voyageur Insured Funds), Delaware Tax-Free Minnesota Intermediate Fund (the sole series of Voyageur Intermediate Tax Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Minnesota Fund of Voyageur Tax Free Funds, the Delaware Tax-Free Minnesota Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free Minnesota Intermediate Fund of Voyageur Intermediate Tax Free Funds, and the Delaware Minnesota High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
October 11, 2006

Other Fund information


Delaware Minnesota Municipal Bonds


Board Consideration of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods, as applicable, ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.


                                                              (continues)     57

Other Fund information


Delaware Minnesota Municipal Bonds


Board Consideration of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund Agreement (continued)

Delaware Tax-Free Minnesota Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware Tax-Free Minnesota Insured Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, five and 10 year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three year period was in the first quartile. The Board was satisfied with such performance.

Delaware Tax-Free Minnesota Intermediate Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional other states intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the second quartile. The Board was satisfied with such performance.

Delaware Minnesota High-Yield Municipal Bond Fund - Lipper currently classifies the Fund as a Minnesota municipal debt fund. However, management believes that it would be more appropriate to include the Fund in the high yield municipal debt funds category, which would allow the Fund to be compared to a representative peer group based on credit quality in addition to its current peer group based on state of issuance. Accordingly, the Lipper report prepared for the Fund compares the Fund's performance to two separate Performance Universes consisting of the Fund and all retail and institutional Minnesota municipal debt funds and all retail and institutional high yield municipal debt funds. When compared to other Minnesota municipal debt funds, the Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. When compared to other high yield municipal debt funds, the Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the second quartile and first quartile, respectively. The Board was satisfied with the Fund's performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Tax-Free Minnesota Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free Minnesota Insured Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free Minnesota Intermediate Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Minnesota High-Yield Municipal Bond Fund - When compared to other Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Board Consideration of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund Agreement (continued)

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA        Counsel, and          and Secretary             General Counsel of
      19103               Secretary               since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(909)                                                         Printed in the USA
AR-MNALL [8/06] CGI 10/06                                  MF-06-09-026  PO11257

Item 2.  Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,700 for the fiscal year ended August 31, 2006.




____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,000 for the fiscal year ended August 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,300 for the registrant's fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,900 for the fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,000 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $255,720 and $207,235 for the registrant's fiscal years ended August 31, 2006 and August 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6.  Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11.  Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:  Voyageur Intermediate Tax-Free Funds


PATRICK P. COYNE
________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    November 6, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    November 6, 2006


RICHARD SALUS
________________________________

By:      Richard Salus
Title:   Chief Financial Officer
Date:    November 6, 2006